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                                     ANNUAL
                                     REPORT
                                October 31, 1999


                                 WARBURG PINCUS
                      INTERMEDIATE MATURITY GOVERNMENT FUND

                                       / /

                                 WARBURG PINCUS
                      NEW YORK INTERMEDIATE MUNICIPAL FUND

                                       / /

                                 WARBURG PINCUS
                                FIXED INCOME FUND

                                       / /

                                 WARBURG PINCUS
                            GLOBAL FIXED INCOME FUND


More complete information about the Funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG(800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, 466 Lexington Avenue, New York, NY 10017. Telephone: 800-927-2874. Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

From time to time, the Funds' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

The views of the Funds' management are as of the date of the letters and portfolio holdings described in this document are as of October 31, 1999; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("CSAM LLC") or any affiliate, are not FDIC insured and are not guaranteed by CSAM LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Warburg Pincus Intermediate Maturity Government Fund
Annual Investment Adviser's Report -- October 31, 1999
--------------------------------------------------------------------------------

                                                                December 9, 1999

Dear Shareholder:

   For the 12 months ended October 31, 1999, the Common Class shares of Warburg Pincus Intermediate Maturity Government Fund had a loss of 0.05%, vs. a gain of 0.81% for the Lehman Intermediate Government Bond Index.

   The reporting period was a lackluster one for the high-quality bonds in which the fund invests, reflecting investors' decreased emphasis on safety and liquidity. A rebound in emerging-market economies, combined with stabilizing global financial conditions generally, helped reverse a "flight to quality" that had strongly benefited U.S. government bonds in the months prior to the start of the period. These bonds were also hampered by better-than-expected domestic growth. The strong economy raised the specter of potential inflation, prompting the Federal Reserve to raise rates in June and August (the Fed raised rates again in November, in effect "taking back" the third of the three rate cuts it made in 1998). All told, bond yields rose along the length of the yield curve, with the yield on the U.S. Treasury's 30-year bond standing at 6.16% at the end of October, up from 5.15% at the start of the period.

   Against this backdrop, the fund had a marginal loss and modestly lagged behind its benchmark for the 12 months. The fund's performance largely reflected its interest-rate sensitivity. The fund's duration was somewhat longer than that of its benchmark during much of the period, reflecting our desire to maintain what we viewed as attractive levels of risk-adjusted yield. This stance cost the fund in terms of total return (i.e., bond-price changes plus coupon income), however, given the rise in bond yields during the period.

   With respect to sector emphasis, we remained underweighted in Treasury bonds in favor of government-agency bonds, which we viewed as generally more attractive. Our agency weighting included a significant position in mortgage-backed bonds (e.g., Fannie Mae bonds), a weighting we raised over the course of the period. This contributed positively to the fund's return, as these issues had relatively good performance, supported by declining worries over prepayment risk.

   Going forward, we remain devoted to providing what we deem to be attractive levels of yield while maintaining a high-quality portfolio. As always, we will continue to make duration and sector adjustments to the fund based on risk-vs.-reward considerations.

M. Anthony E. van Daalen
Portfolio Manager

Warburg Pincus Intermediate Maturity Government Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

              Growth of $10,000 Invested in Common Class shares of Warburg Pincus Intermediate Maturity Government Fund
                     since Inception as of October 31, 1999


   The graph below illustrates the hypothetical investment of $10,000 in Common Class shares of Warburg Pincus Intermediate Maturity Government Fund (the "Fund")from August 22, 1988 (inception) to October 31, 1999, compared to the Lehman Intermediate Government Bond Index ("LIG")* for the same time period. Past performance does not predict future results.




                                [GRAPH OMITTED]


In the printed version of the document, a line graph appears which depicts the following plot points:

            Fund        LIG
08/15/97    10000       10000
08/31/97     9989        9961.9
09/30/97    10104.9     10070.2
10/31/97    10221.1     10187.5
11/30/97    10227.2     10209.9
12/31/97    10325.4     10293.6
01/31/98    10453.4     10428
02/28/98    10425.2     10417
03/01/98    10462.7     10449.4
04/01/98    10499.3     10499.3
05/01/98    10579.2     10571.7
06/01/98    10647.9     10642.6
07/01/98    10663.9     10683.6
08/01/98    10869.7     10885.8
09/01/98    11139.3     11139.7
10/01/98    11120.3     11158.2
11/01/98    11089.2     11124.1
12/01/98    11139.1     11167.3
01/01/99    11174.7     11217.1
02/01/99    11000.4     11063.3
03/01/99    11079.6     11136.7
04/01/99    11091.8     11166.9
05/01/99    11006.4     11098.5
06/01/99    10998.7     11114.4
07/01/99    10989.9     11116
08/01/99    10981.1     11131.5
09/01/99    11074.4     11227.3
10/01/99    11078.9     11249.7

                                                                      Fund
                                                                      ----
1 Year Total Return (9/30/98 to 9/30/99) ..........................  -0.35%
3 Year Average Annual Total Return (9/30/96 to 9/30/99) ...........   5.87%
5 Year Average Annual Total Return (9/30/94 to 9/30/99) ...........   6.58%
10 Year Average Annual Total Return (9/30/89 to 9/30/99) ..........   7.28%


------------
* The Lehman Intermediate Government Bond Index is an unmanaged index (with no defined investment objective) of intermediate-term government bonds, and is calculated by Lehman Brothers Inc.

Warburg Pincus New York Intermediate Municipal Fund
Annual Investment Adviser's Report -- October 31, 1999
--------------------------------------------------------------------------------

                                                                December 9, 1999

Dear Shareholder:

   For the 12 months ended October 31, 1999, the Common Class shares of Warburg Pincus New York Intermediate Municipal Fund had a loss of 0.26%, vs. a gain of 1.01% for the Lehman Brothers Five-Year Municipal Bond Index.

   Municipal bonds struggled with their taxable counterparts during the 12 months, hampered by inflation and interest-rate worries. The economy showed surprising strength, which raised the specter of potential inflation and prompted the Federal Reserve to announce a bias in favor of raising interest rates (the Fed in fact raised rates in June, August and shortly after the period's close). The general uncertainty weighed on bond prices, despite continued benign reported inflation.

   Against this backdrop, the fund experienced a marginal loss, hindered by the difficult environment for bonds generally. The fund modestly trailed its benchmark, largely because we kept the fund's duration somewhat longer than that of its benchmark during much of the period. While this decision hampered the fund in terms of total return (i.e., bond-price changes plus coupon income), given the rise in interest rates during the period, it reflected our desire to provide what we deemed to be attractive levels of risk-adjusted after-tax yield.

   Our general strategy during the period was largely unchanged. We remained focused on high-quality bonds (the fund's average credit quality through the period was AA), since we continued to view yield spreads between high-quality and lower-quality debt as too slim to justify the added credit risk associated with the latter. We also remained diversified by sector and issuer, holding a mix of general-obligation and essential-service revenue bonds.

   Going forward, we have a positive outlook on the prospects for the New York municipal bond market. Our optimism is founded on the potential for a more-favorable supply/demand dynamic. We believe that the demand for these issues should remain, at minimum, supportive, given the state's large and growing base of highly-taxed individuals, many of which face a "triple tax" rate of nearly 50%. At the same time we feel that supply could continue to trend lower. New York municipal-debt issuance for 1999 is projected to be significantly below 1998's issuance, though still high in historical terms. In addition, the economy's health is boosting municipalities' coffers at the state

Warburg Pincus New York Intermediate Municipal Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

and local level, lowering the need for debt financing (that said, municipalities' improved health has also made voters more amenable to approving bond issuances, a situation that merits continued monitoring). Set within this environment, we will continue to strive to provide what we deem to be attractive levels of risk-adjusted after-tax yield.


Sharon B. Parente                          Patrick A. Bittner
Co-Portfolio Manager                       Co-Portfolio Manager

   A portion of the fund's income may be subject to state and city taxes or the federal alternative minimum tax.

Warburg Pincus New York Intermediate Municipal Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------


              Growth of $10,000 Invested in Common Class shares of
               Warburg Pincus New York Intermediate Municipal Fund
                     since Inception as of October 31, 1999


   The graph below illustrates the hypothetical investment of $10,000 in Common Class shares of Warburg Pincus New York Intermediate Municipal Fund (the "Fund")from April 1, 1987 (inception) to October 31, 1999, compared to the Lehman 5-year Municipal Bond Index ("LBMUNI")* for the same time period. Past performance does not predict future results.


                                [GRAPH OMITTED]

In the printed version of the document, a line graph appears which depicts the following plot points:

                              [INSERT PLOT POINTS]


                                                                        Fund
                                                                        ----
1 Year Total Return (9/30/98 to 9/30/99) ...........................    0.24%
3 Year Average Annual Total Return (9/30/96 to 9/30/99) ............    4.24%
5 Year Average Annual Total Return (9/30/94 to 9/30/99) ............    4.94%
10 Year Average Annual Total Return (9/30/89 to 9/30/99) ...........    5.98%



---------
* The Lehman 5-year Municipal Bond Index is an unmanaged index of municipal bonds that is compiled by Lehman Brothers Inc. and has no defined investment objective. The inception date of this index was 01/01/88. The Average Annual Total Return for the period 01/01/88 to 10/31/99 for the Fund was 5.87% and for Lehman 5-year Municipal bond Index was 6.55%

Warburg Pincus Fixed Income Fund
Annual Investment Adviser's Report -- October 31, 1999
--------------------------------------------------------------------------------

                                                                December 9, 1999
Dear Shareholder:

   For the 12 months ended October 31, 1999, the Common Class shares of Warburg Pincus Fixed Income Fund had a return of 0.92%, vs. a return of 0.98% for the Lehman Brothers Intermediate Government/Corporate Bond Index.

   The period was a mostly difficult one for the U.S. bond market, reflecting persistent strength in the economy. The economy's health prompted worries that the Federal Reserve, which raised interest rates in June and August, would continue to raise rates in order to contain potential inflation. While actual inflation remained subdued, these worries (and the Fed's actions) weighed on bond prices, and most major bond indexes had only slim gains in terms of total return, i.e., bond-price changes plus coupon income. One area of relative strength for the bond market was high-yield, or lower-quality, bonds, which were aided by optimism over credit upgrades (these bonds, however, struggled over the latter part of the period).

   Set against this backdrop, the fund had a marginal gain, restrained by the general weakness in the high-quality bonds emphasized by the fund. The fund performed in line with its benchmark, largely reflecting our decision to keep the fund's duration fairly close to that of its benchmark over much of the period. While we remained optimistic regarding the longer-term outlook for inflation and interest rates, we were reluctant to extend duration materially, given near-term uncertainties regarding the Fed's monetary policy.

   In terms of sector exposure, we remained well-diversified through the period, with a continued bias in favor of corporate and mortgage-backed bonds. In general, our preference for these issues reflected our view that they continued to offer attractive yields compared to Treasury bonds with similar maturities, with relatively little added credit risk (we maintained a strong bias in favor of investment-grade corporate and mortgage-backed bonds). That said, we continued to view Treasuries as attractive from a total-return perspective, given the price support they stand to receive over the longer term from a potential declining supply of these issues (i.e., due to the government's declining borrowing needs).

Warburg Pincus Fixed Income Fund
Annual Investment Adviser's Report (cont'd} -- October 31, 1999
--------------------------------------------------------------------------------

   Going forward, we plan to maintain a diversified mix of Treasury and non-Treasury issues, adjusting our sector exposure as we deem appropriate on a risk-vs.-reward basis. Overall, our focus will remain on high-quality, intermediate-term bonds with what we deem to be attractive risk-adjusted yields and potential for longer-term appreciation.


M. Anthony E. van Daalen
Portfolio Manager

Warburg Pincus Fixed Income Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------


      Growth of $10,000 Invested in Common Class shares of Warburg Pincus
            Fixed Income Fund since Inception as of October 31, 1999


   The graph below illustrates the hypothetical investment of $10,000 in Common Class shares of Warburg Pincus Fixed Income Fund (the "Fund") from August 17, 1987 (inception) to October 31, 1999, compared to the Lehman Intermediate Government/Corporation Bond Index ("LIGC")* for the same time period. Past performance does not predict future results.



                                [GRAPH OMITTED]

In the printed version of the document, a line graph appears which depicts the following plot points:

             Fund       LIGC
  07/03/96   10000      10000
  07/31/96   10014.1    10029.7
  08/01/96   10058.2    10037.6
  09/01/96   10213.7    10177.5
  10/01/96   10393.1    10357.3
  11/01/96   10573.2    10494
  12/01/96   10565.2    10426.8
  01/01/97   10637.9    10467.4
  02/01/97   10703.2    10487.4
  03/01/97   10615.2    10415.1
  04/01/97   10709      10537.5
  05/01/97   10812.6    10625
  06/01/97   10938.9    10722
  07/01/97   11209.8    10940.2
  08/01/97   11128.9    10885.2
  09/01/97   11272.2    11011.8
  10/01/97   11381.1    11133.9
  11/01/97   11387.9    11158.3
  12/01/97   11466.5    11247.6
  01/01/98   11628.2    11395
  02/01/98   11595.6    11386.4
  03/01/98   11616.5    11423
  04/01/98   11667.6    11480.2
  05/01/98   11763.3    11564
  06/01/98   11844.5    11638.2
  07/01/98   11839.7    11679.3
  08/01/98   11971.2    11862.9
  09/01/98   12161.5    12160.9
  10/01/98   12086.1    12149
  11/01/98   12147.7    12148
  12/01/98   12168.4    12196.9
  01/01/99   12202.5    12263.8
  02/01/99   12060.9    12083.5
  03/01/99   12150.2    12173.7
  04/01/99   12178.1    12211.1
  05/01/99   12089.2    12117.2
  06/01/99   12082      12125.5
  07/01/99   12062.6    12114.6
  08/01/99   12043.3    12123.8
  09/01/99   12149.3    12236.6
  10/01/99   12168.7    12268.4
  11/01/99   12174.8    12283.1


                                                                       Fund
                                                                       ----
1 Year Total Return (9/30/98 to 9/30/99) ...........................   0.14%
3 Year Average Annual Total Return (9/30/96 to 9/30/99) ............   6.23%
5 Year Average Annual Total Return (9/30/94 to 9/30/99) ............   7.28%
10 Year Average Annual Total Return (9/30/89 to 9/30/99) ...........   7.38%





----------
* The Lehman Intermediate Government/Corporate Bond Index is an unmanaged index (with no defined investment objective) of intermediate-term government and corporate bonds, and is calculated by Lehman Brothers Inc.

Warburg Pincus Global Fixed Income Fund
Annual Investment Adviser's Report -- October 31, 1999
--------------------------------------------------------------------------------

                                                                December 9, 1999

Dear Shareholder:

   For the 12 months ended October 31, 1999, the Common Class shares of Warburg Pincus Global Fixed Income Fund had a return of 2.18%, vs. returns of 1.34% for the Salomon Brothers World Government Bond Index (Currency-Hedged), 0.53% for the Lehman Brothers Aggregate Bond Index and 2.00% for a Composite Benchmark.

   The reporting period was, on the whole, a less-than-stellar one for global bond markets, though performance varied significantly by region and sector. Most emerging-market bonds had solid performance, boosted by optimism that these markets had turned the corner economically and financially. Within developed markets, European bonds generally had losses, beset by inflation and interest-rate uncertainties (for dollar-based, or unhedged, investors, these losses were exacerbated by the weakness in the euro and other European currencies vs. the dollar during the period). The U.S. bond market also struggled, due to worries over interest rates, though high-yield domestic bonds fared relatively well, reflecting a more-supportive backdrop for high-yield debt in general. Elsewhere of note, Japanese bonds had middling returns in local-currency terms, though these bonds had significant gains in dollar terms as the yen strengthened vs. the dollar over the 12 months.

   Against this backdrop, the fund had a positive yet very modest return, restrained by the weakness in the high-quality debt that continued to comprise the bulk of the fund. The fund performed well compared to its benchmarks, however, supported by its relatively large weighting in high-yield bonds, including emerging-market bonds, through much of the period. The fund was also helped by our currency strategies. We maintained a strong bias in favor of the dollar through the 12 months, which proved beneficial, as most major currencies weakened vs. the dollar during the period (we also had some timely exposure to the yen and South Africa's rand).

   In terms of sector/regional allocation, we continued to hold a diversified mix of government, corporate and mortgage-backed issues representing a wide range of countries. Our government holdings included U.S. Treasuries as well as sovereign debt from Denmark, Norway and Japan. In the corporate and mortgage-backed segments, the bulk of our emphasis remained on the U.S., reflecting our positive view on the U.S. economy. We also held some corporate and mortgage-backed bonds from Europe, whose economic prospects seem to be improving (though forecasts vary widely by country). Our European holdings included a U.K. high-yield

Warburg Pincus Global Fixed Income Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

telecommunications issue and a Swedish mortgage-backed bond that we believe have good total-return prospects.

   Elsewhere, we maintained a weighting in emerging-markets (approximately 9% of the Fund as of October 31, 1999), whose fundamentals generally seem to continue to improve. Our holdings here were primarily Latin American and South African bonds that we believe stand to benefit from more-supportive macroeconomic backdrops (e.g., falling interest rates and rising exports) in these areas.

   Looking ahead, we believe that the global economy could continue to improve (perhaps significantly, if Japan's recovery proves sustainable), potentially resulting in a rise in inflation and/or interest rates in certain areas. We therefore will likely maintain an overall focus on intermediate-term bonds, which are less sensitive to interest-rate fluctuations compared to longer-term securities. That said, a stronger global economy stands to benefit certain bonds, in particular emerging-market and high-yield bonds, which are likely to remain a meaningful part of the fund. Overall, we will continue to strive to provide a diversified portfolio of bonds and currencies offering what we deem to be attractive levels of risk-adjusted total return.

Charles C. Van Vleet
Portfolio Manager

   International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. These are detailed in the Fund's Prospectus, which should be read carefully before investing.

Warburg Pincus Global Fixed Income Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------


      Growth of $10,000 Invested in Common Class shares of Warburg Pincus
        Global Fixed Income Fund since Inception as of October 31, 1999

   The graph below illustrates the hypothetical investment of $10,000 in Common Class shares of Warburg Pincus Global Fixed Income Fund (the "Fund") from November 1, 1990 (inception) to October 31, 1999, compared to the Salomon Brothers World Government Bond Index (Currency-Hedged) ("Salomon"),* the Lehman Aggregate Bond Index ("Lehman"),** and a Composite Benchmark ("Composite")*** for the same time period. Past performance does not predict future results.



                                [GRAPH OMITTED]

In the printed version of the document, a line graph appears which depicts the following plot points:

            Fund        Solomon     Lehman      Composite
8/12/96     10000       10000       10000       10000
08/31/96    10018.3     10038.9      9983.3     10058.8
09/01/96    10211       10079.7     10157.3     10252.8
10/01/96    10340.6     10268.2     10382.3     10438.3
11/01/96    10488.7     10403.6     10560.1     10627.2
12/01/96    10521.6     10319.5     10462       10597.6
01/01/97    10559.8     10043.8     10494       10670.6
02/01/97    10664.7      9968.66    10520.2     10732.3
03/01/97    10617        9893       10403.7     10637
04/01/97    10665.4      9806.33    10559.5     10772.8
05/01/97    10742.7     10072.8     10659.2     10874.9
06/01/97    10858.8     10192.9     10785.8     11028.5
07/01/97    10956.8     10113.6     11076.7     11279.6
08/01/97    10917.6     10107.8     10982.3     11238
09/01/97    11005.8     10323.1     11144.3     11416.6
10/01/97    10876.1     10537.3     11306       11535.9
11/01/97    10835.8     10375.6     11358       11606.6
12/01/97    10708       10344.4     11472.4     11730.4
01/01/98    10687.6     10445       11619.7     11884.5
02/01/98    10791.3     10529.9     11611.1     11924.4
03/01/98    10791.3     10425.6     11651       11999.1
04/01/98    10886.2     10592.3     11711.8     12061.3
05/01/98    10928.7     10617.1     11823.1     12186.9
06/01/98    10917.8     10632.8     11923.2     12264.5
07/01/98    10971.3     10647       11948.6     12327.8
08/01/98    11034.9     10937       12143       12417.9
09/01/98    11279.9     11518.5     12427.4     12668.4
10/01/98    11258.4     11859.7     12361.7     12591.8
11/01/98    11471.2     11691.4     12431.9     12767
12/01/98    11548.1     11927.6     12469.3     12767.5
01/01/99    11624.3     11818.1     12558.4     12894.8
02/01/99    11439.5     11438.2     12339.1     12736.7
03/01/99    11526.4     11467.3     12407.5     12852.5
04/01/99    11700.5     11462.6     12446.8     12965.5
05/01/99    11471.1     11269.4     12337.8     12879.2
06/01/99    11362.2     11071.9     12298.4     12780.5
07/01/99    11286       11343.2     12245.5     12748.5
08/01/99    11264.6     11395.3     12239.3     12733.2
09/01/99    11384       11573.1     12381.2     12819.8
10/01/99    11417       11567.3     12427       12842.9
11/01/99    11460.4     11445.8     12426.2     12894.2

                                                                         Fund
                                                                         ----
1 Year Total Return (9/30/98 to 9/30/99) ..............................  1.59%
3 Year Average Annual Total Return (9/30/96 to 9/30/99) ...............  4.30%
5 Year Average Annual Total Return (9/30/94 to 9/30/99) ...............  6.85%
Average Annual Total Return Since Inception (11/01/90 to 9/30/99) .....  7.29%



-----------

* The Salomon Brothers World Government Bond Index (Currency-Hedged) is a market capitalization-weighted index designed to track major government debt markets and is currency-hedged into U.S. dollars.

**  The Lehman Aggregate Bond Index is composed of the Lehman
    Government/Corporate Bond Index and the Lehman Mortgage-Backed Securities Index. The Aggregate Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors' Service.

*** The Composite Benchmark measures the weighted perfomance of three component indexes. The weights of the component indexes -- 50% Lehman Aggregate Bond Index, 35% Salomon Brothers World Government Bond Index excluding the U.S. (Currency-Hedged), and 15% Merrill Lynch High Yield Master II Index -- correspond to the investment strategy of the Fund's manager of the performance of the non-investment-grade U.S. domestic bond market.

Warburg Pincus Intermediate Maturity Government Fund
Statement of Net Assets--October 31, 1999
--------------------------------------------------------------------------------


                                                          Ratings+
    Par                                                 (Moody's/S&P)           Maturity       Rate%      Value
    ---                                                 -------------           --------       -----      -----
AGENCY OBLIGATIONS (1.3%)
$  321,296   Small Business Administration Guaranteed
              Development Participation Certificate
              Series 1992-10B                             (Aaa, AAA)            04/01/02       7.450    $   324,551
   452,744   Small Business Administration Guaranteed
              Development Participation Certificate
              Series 1992-10C                             (Aaa, AAA)            07/01/02       6.600        448,217
                                                                                                        -----------
TOTAL AGENCY OBLIGATIONS
  (Cost $774,039)                                                                                           772,768
                                                                                                        -----------
MORTGAGE-BACKED SECURITIES (79.1%)
    80,349   Fannie Mae Series G97-1 Class J              (Aaa, AAA)            02/18/04       6.750         80,100
 2,849,172   Fannie Mae                                   (Aaa, AAA)            12/01/05       6.625      2,802,702
 1,958,631   Fannie Mae                                   (Aaa, AAA)            08/01/07       6.750      1,921,825
 1,675,000   Fannie Mae Series MTN                        (Aaa, AAA)            12/10/07       6.560      1,627,810
 2,000,000   Fannie Mae, 1997-51, Class KB                (Aaa, AAA)            03/20/08       7.000      1,989,120
 2,000,000   Fannie Mae, Series 1993-196, Class J         (Aaa, AAA)            10/25/08       5.500      1,882,750
 2,400,000   Fannie Mae, Series 1993-50                   (Aaa, AAA)            09/25/20       5.000      2,241,492
 2,000,000   Fannie Mae, 1998-51, Class PI                (Aaa, AAA)            02/18/21       5.750      1,913,467
 2,400,000   Fannie Mae REMIC 98-M4                       (Aaa, AAA)            12/25/23       6.424      2,366,580
 2,865,000   Federal Farm Credit Bank                     (Aaa, AAA)            05/01/02       5.250      2,798,341
 6,300,000   Federal Home Loan Bank                       (Aaa, AAA)            04/25/02       5.250      6,157,057
 2,250,000   Federal Home Loan Bank                       (Aaa, AAA)            03/06/03       5.720      2,207,700
 3,000,000   Federal Home Loan Bank                       (Aaa, AAA)            09/02/03       5.575      2,916,791
   329,827   Federal Home Loan Bank
              Series El-04 Class 1                        (Aaa, AAA)            04/23/04       7.130        329,978
 2,230,000   Federal Home Loan Bank                       (Aaa, AAA)            08/15/06       6.375      2,199,032
 2,450,000   Financial Assistance Corp.
              (Callable 09/27/00 @ $100.00)               (Aaa, AAA)            09/27/05       9.200      2,515,393
 1,150,000   Freddie Mac Discount Note                    (Aaa, AAA)            08/04/00       5.715#     1,104,341
 1,680,000   Freddie Mac                                  (Aaa, AAA)            05/15/02       5.500      1,649,632
 1,495,000   Freddie Mac                                  (Aaa, AAA)            07/15/03       5.750      1,464,666
   952,006   Freddie Mac Series 1275 Class VN             (Aaa, AAA)            02/15/05       7.000        951,178
 2,000,000   Freddie Mac Series 1490 Class CA             (Aaa, AAA)            04/15/08       6.500      1,987,171
   973,826   GE Capital Mortgage Services, Inc.
              Series 1994-7 Class A10                     (Aaa, AAA)            02/25/09       6.000        944,460
   749,069   Morgan Stanley Mortgage Trust
              Series 40 Class 8                           (Aaa, AAA)            07/20/21       7.000        749,604
                                                                                                        -----------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $45,797,329)                                                                                     44,801,190
                                                                                                        -----------


                See Accompanying Notes to Financial Statements.

Warburg Pincus Intermediate Maturity Government Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------


                                                          Ratings+
    Par                                                 (Moody's/S&P)           Maturity       Rate%      Value
    ---                                                 -------------           --------       -----      -----

UNITED STATES TREASURY OBLIGATIONS (17.3%)
$1,410,000   U.S. Treasury Bond                           (Aaa, AAA)            11/15/11       14.000   $ 2,013,521
 4,860,000   U.S. Treasury Note                           (Aaa, AAA)            02/15/05        7.500     5,165,214
 2,525,000   U.S. Treasury Note Inflation Index           (Aaa, AAA)            07/15/02        3.625     2,620,024
                                                                                                        -----------
TOTAL UNITED STATES TREASURY OBLIGATIONS
  (Cost $9,766,600)                                                                                       9,798,759
                                                                                                        -----------
 Number
   of
 Shares
-------
SHORT TERM INVESTMENTS (2.3%)
 1,291,852   RBB Money Market Portfolio
               (Cost $1,291,852)                                                                          1,291,852
                                                                                                        -----------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $57,629,820*)                                                  56,664,569

LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)                                                                (19,318)
                                                                                                        -----------
NET ASSETS (100.0%)                                                                                     $56,645,251
                                                                                                        ===========
NET ASSET VALUE, offering and redemption price per Common Class share
  ($56,625,196 (divided by) 5,793,918)                                                                       $ 9.77
                                                                                                             ======
NET ASSET VALUE, offering and redemption price per Advisor Class share
  ($20,055 (divided by) 2,052)                                                                               $ 9.77
                                                                                                             ======


                            INVESTMENT ABBREVIATIONS

                 REMIC = Real Estate Mortgage Investment Conduit

--------------------------------------------------------------------------------

+ Credit ratings given by Moody's Investors Service, Inc. and Standard & Poor's
  Ratings Group are unaudited.

# Rate shown reflects yield to maturity on date of purchase.

* Cost for federal income tax purposes is $57,677,093.


                 See Accompanying Notes to Financial Statements.

Warburg Pincus New York Intermediate Municipal Fund
Statement of Net Assets (cont'd)--October 31, 1999
-------------------------------------------------------------------------------


                                                          Ratings+
    Par                                                 (Moody's/S&P)           Maturity       Rate%      Value
    ---                                                 -------------           --------       -----      -----
MUNICIPAL BONDS (97.8%)
New York (84.0%)
$1,000,000   Long Island Power Authority NY Revenue Bond  (Aaa, AAA)            04/01/04       5.000    $ 1,010,000
 1,000,000   Long Island Power Authority NY Revenue Bond  (Aaa, AAA)            04/01/06       5.000      1,001,250
 1,750,000   Metropolitan Transportation Authority
              Commuter Facilities Revenue Bond Series C-1 (Aaa, AAA)            07/01/05       6.000      1,855,000
 2,000,000   Metropolitan Transportation Authority
              Commuter Facilities Revenue Bond Series C-2 (Aaa, AAA)            07/01/05       6.000      2,120,000
 3,000,000   Municipal Assistance Corp. for New York City
              Revenue Bond Series L                       (Aa2, AA)             07/01/04       6.000      3,168,750
 2,000,000   Municipal Assistance Corp. for New York City
              Revenue Bond Series M                       (Aa2, AA)             07/01/06       5.250      2,042,500
 1,350,000   Nassau County New York General Obligation
              Bond General Improvements
              Series R (FGIC Insured)                     (Aaa, AAA)            11/01/02       5.125      1,373,625
 1,045,000   Nassau County New York General Obligation
              Bond Series L (FGIC Insured) (Escrowed
              to Maturity)                                (Aaa, AAA)            11/15/01       6.300      1,088,106
 3,000,000   New York City General Obligation Bond
              Series A                                    (A3, A-)              08/01/06       7.000      3,322,500
 1,000,000   New York City General Obligation Bond
              Series C- Subseries C-1 (Pre-Refunded
              08/01/02 @ $101.50)                         (Aaa, AAA)            08/01/07       6.375      1,065,000
    60,000   New York City General Obligation Bond
              Series L                                     (A3, A-)             08/01/02       5.500         61,650
 2,000,000   New York City Transitional Finance Authority
              (Callable 08/15/09 @ $101.00)               (Aa3, AA)             08/15/18       5.750      1,955,000
 1,500,000   New York State Dormitory Authority Revenue
              Bond City University Series B
              (AMBAC Insured)                             (Aaa, AAA)            07/01/03       6.000      1,571,250
 3,000,000   New York State Dormitory Authority Revenue
              Bond Consolidated City University Series A  (Baa1, A-)            07/01/05       5.700      3,112,500
 2,000,000   New York State Dormitory Authority Revenue
              Bond Education Facilities Improvement        (A3, A)              05/15/07       6.000      2,110,000
 1,000,000   New York State Dormitory Authority Revenue
              Bond Rockefeller University
              (Callable 07/01/08 @ $101.00)               (Aaa, AAA)            07/01/16       5.000        917,500
 1,000,000   New York State Dormitory Authority Revenue
              Bond Sloan Kettering Memorial Cancer Center (Aaa, AAA)            07/01/19       5.750        993,750
 2,000,000   New York State Dormitory Authority Revenue
              Bond State University Education Facilities
              Series A                                      (A3, A)             05/15/02       5.400      2,042,500
 2,495,000   New York State Dormitory Authority Revenue
              Bond State University Facilities Lease
              Revenue Series A                            (Aaa, AAA)            07/01/06       5.750      2,619,750
 1,000,000   New York State Dormitory Authority Revenue
              Bond Upstate Community Colleges Series A    (Baa1, A-)            07/01/02       5.300      1,018,750
 2,000,000   New York State General Obligation Bond
              Series C                                     (A2, A+)             10/01/03       6.000      2,100,000
 1,200,000   New York State General Obligation Bond
              Series C                                     (A2, A+)             10/01/04       6.000      1,269,000


                See Accompanying Notes to Financial Statements.

Warburg Pincus New York Intermediate Municipal Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------


                                                          Ratings+
    Par                                                 (Moody's/S&P)           Maturity       Rate%      Value
    ---                                                 -------------           --------       -----      -----
MUNICIPAL BONDS (cont'd)
New York (cont'd)
$1,000,000   New York State General Obligation Bond
              Series F                                     (A2, A+)             09/15/04       5.000    $ 1,013,750
 2,245,000   New York State General Obligation Bond
              Series F                                     (A2, A+)             09/15/06       5.000      2,253,419
 2,500,000   New York State Housing Finance Agency Service
              Contract Obligation Revenue Bond Series C
              (Pre-Refunded 09/15/01 @ $102.00)           (Aaa, AAA)            09/15/01       7.300      2,684,375
 1,000,000   New York State Local Government Assistance
              Corp. Revenue Bond Series A                 (Aaa, AAA)            04/01/05       5.000      1,008,750
 1,000,000   New York State Local Government Assistance
              Corp. Revenue Bond Series A                 (A3, AA-)             04/01/05       5.400      1,026,250
   600,000   New York State Local Government Assistance
              Corp. Revenue Bond Series A                 (A3, AA-)             04/01/06       6.000        634,500
 1,000,000   New York State Local Government Assistance
              Corp. Revenue Bond Series A                 (A3, AA-)             04/01/07       6.000      1,058,750
 1,265,000   New York State Local Government Assistance
              Corp. Revenue Bond Series A (FGIC Insured)  (Aaa, AAA)            04/01/04       5.000      1,280,812
 1,000,000   New York State Local Government Assistance
              Corp. Revenue Bond Series A
              (Pre-Refunded 04/01/02 @ $102.00)           (Aaa, AAA)            04/01/02       7.125      1,080,000
 1,125,000   New York State Local Government Assistance
              Corp. Revenue Bond Series A Revenue Bond    (Aaa, AAA)            04/01/06       6.000      1,191,094
 1,000,000   New York State Power Authority Revenue Bond
              Series C                                    (Aa3, AA-)            02/15/04       5.000      1,012,500
 2,000,000   New York State Thruway Authority General
              Revenue Bond Series E                       (Aa3, AA-)            01/01/15       5.250      1,872,500
 2,000,000   New York State Thruway Authority Service
              Contract Local Highway & Bridge Revenue
               Bonds                                      (NR, AAA)             04/01/14       5.750      2,012,500
 3,000,000   New York State Thruway Authority Service
              Contract Revenue Bond Local Highway &
              Bridges Series A                            (Aaa, AAA)            01/01/04       6.000      3,153,750
 1,000,000   New York State Urban Development Corp.
              Revenue Bond Correctional Capital A
              (AMBAC Insured)                             (Aaa, AAA)            01/01/06       5.400      1,027,500
 1,000,000   New York State Housing Finance Agency
              (Prerefunded - Series A                     (Aaa, AAA)            03/15/25       6.500      1,105,000
 1,000,000   New York State Urban Development Corp.
              (Callable 01/01/09 @ $101.00)               (NR, AAA)             01/01/13       6.000      1,028,750
 3,000,000    Port Authority of New York & New Jersey
              Revenue Bond Consolidated 72nd Series
              (Pre-Refunded 10/01/02 @ $101.00)           (A1, AA-)             10/01/02       7.350      3,213,750
 1,000,000   Rockland County NY General Obligation
              (Callable 10/15/09 @ $101.00)               (Aa3, AA)             10/15/14       5.500        987,500
 1,000,000   Triborough Bridge & Tunnel Authority         (Aa3, A+)             01/01/03       5.500      1,027,500
 1,000,000   Triborough Bridge & Tunnel Authority         (Aa3, A+)             01/01/06       5.800      1,047,500


                See Accompanying Notes to Financial Statements.

Warburg Pincus New York Intermediate Municipal Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------


                                                          Ratings+
    Par                                                 (Moody's/S&P)           Maturity       Rate%      Value
    ---                                                 -------------           --------       -----      -----
MUNICIPAL BONDS (cont'd)
New York (cont'd)
$1,000,000   Triborough Bridge & Tunnel Authority General
              Purpose Revenue Bond Series A                (Aa3, A+)            01/01/07       5.500    $ 1,031,250
 1,050,000   Westchester County NY
              (Callable 11/01/09 @ $101.00)               (Aaa, AAA)            11/01/18       5.250        972,878
                                                                                                        -----------
Total New York (Cost $70,805,685)                                                                        70,542,959
                                                                                                        -----------
Puerto Rico (13.7%)
 1,000,000   Puerto Rico Electric Power Authority
              (Callable 07/01/09 @ $101.50)               (Aaa, AAA)            07/01/10       5.250      1,011,250
 1,000,000   Puerto Rico Commonwealth Aqueduct & Sewer
              Authority Revenue Bond                      (Aaa, AAA)            07/01/07       6.000      1,072,500
 1,000,000   Puerto Rico Commonwealth General Obligation
              Bond                                        (Baa1, A)             07/01/05       5.000      1,010,000
 3,000,000   Puerto Rico Commonwealth General Obligation
              Bond (MBIA Insured)                         (Aaa, AAA)            07/01/01       5.500      3,067,500
 1,000,000   Puerto Rico Commonwealth Highway &
             Transportation Authority                     (Aaa, AAA)            07/01/15       5.500        991,250
 2,000,000   Puerto Rico Commonwealth Infrastructure
              Finance Authority Revenue Bond
              Series 1997 Class A (OID)                   (Aaa, AAA)            07/01/11       5.000      1,957,500
 2,000,000   Puerto Rico Electric Power Authority
              Series EE Revenue Bond (Callable 07/01/08
              @ $101.50)                                  (Aaa, AAA)            07/01/16       5.250      1,915,000
   500,000   Puerto Rico Electric Power Authority
              Series N (Callable 07/01/99 @ $101.50)      (Baa1, BBB+)          07/01/00       6.800        508,485
                                                                                                        -----------
Total Puerto Rico (Cost $11,704,118)                                                                     11,533,485
                                                                                                        -----------
TOTAL MUNICIPAL BONDS (Cost $82,509,803)                                                                 82,076,444
                                                                                                       -----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus New York Intermediate Municipal Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

   Number
     of
   Shares                                                               Value
   ------                                                               -----

MONEY MARKET (2.1%)
1,781,813  Municipal Fund for New York
            Investors, Inc. - New York Money                         $ 1,781,813
                                                                     -----------
TOTAL MONEY MARKET (Cost $1,781,813)                                   1,781,813
                                                                     -----------
TOTAL INVESTMENTS AT VALUE (99.9%) (Cost $84,291,616*)                83,858,257

OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)                              75,666
                                                                     -----------
NET ASSETS (100.0%)                                                  $83,933,923
                                                                     ===========
NET ASSET VALUE, offering and redemption price per
  Common Class share ($83,933,923 (divided by) 8,356,615)                 $10.04
                                                                          ======


                            INVESTMENT ABBREVIATIONS
              AMBAC = American Municipal Bond Assurance Corporation
               FGIC = Financial Guaranty Insurance Company
               MBIA = Municipal Bond Investors Assurance, Inc.

--------------------------------------------------------------------------------
+ Credit ratings given by Moody's Investors Service, Inc. and Standard & Poor's
  Ratings Group are unaudited.

* Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Fixed Income Fund
Statement of Net Assets--October 31, 1999
--------------------------------------------------------------------------------


                                                          Ratings+
    Par                                                 (Moody's/S&P)           Maturity       Rate%      Value
    ---                                                 -------------           --------       -----      -----
AGENCY OBLIGATIONS (14.8%)
$ 4,500,000   Fannie Mae                                  (Aaa, Aaa)            06/09/00        5.330   $ 4,488,624
 12,178,000   Fannie Mae                                  (Aaa, Aaa)            02/18/21        5.750    11,651,098
  2,200,000   Federal Home Loan Bank                      (Aaa, Aaa)            06/22/00        5.505     2,196,477
  4,400,000   Federal Home Loan Bank                      (Aaa, Aaa)            08/09/00        5.710     4,395,293
 21,050,000   Freddie Mac Discount Note                   (Aaa, Aaa)            07/07/00        5,491#   20,298,726
 15,915,000   Freddie Mac Discount Note                   (Aaa, Aaa)            08/04/00        5,715#   15,283,120
  1,106,408   Small Business Administration Guaranteed-
                Development Participation Certificate
                Debenture Series 1992-20D (Callable
                10/01/02 @ $100.00)                       (Aaa, AAA)            04/01/12        8.200     1,132,685
                                                                                                        -----------
TOTAL AGENCY OBLIGATIONS (Cost $59,733,521)                                                              59,446,023
                                                                                                        -----------
CORPORATE BONDS (27.9%)
  2,000,000   ABN-AMRO Bank NV New York Branch Subordinate
                Deposit Notes (Callable
                08/01/04 @ $100.00)                       (Aa2, AA-)            08/01/09        8.250     2,092,500
  4,140,000   Aetna Services, Inc.                          (A3, A)             08/15/06        7.125     3,969,225
  1,900,000   Allied Waste North America
                (Callable 08/01/04 @ $105.00)               (B2, B+)            08/01/09       10.000     1,624,500
  7,450,000   AT&T Capital Corp.                           (A1, BBB)            11/15/00        7.500     7,553,418
  1,160,000   AT&T Corp.                                   (A1, AA-)            09/15/02        6.500     1,155,650
  2,740,000   Charter Communications Holdings LLC
                (Callable 04/01/04 @ $104.313)              (B2, B+)            04/01/09        8.625     2,596,150
  4,500,000     Conseco, Inc.                             (Ba1, BBB+)           10/15/06        9.000     4,522,500
  4,500,000   Countrywide Home Loan Co.                      (A3, A)            04/15/09        6.250     4,100,625
  6,950,000   Delphi Auto Systems Corp.                   (Baa2, BBB)           05/01/04        6.125     6,663,313
  3,660,000   Dime Bancorp, Inc.                          (Ba1, BBB-)           07/25/01        7.000     3,646,275
  3,565,000   Federal-Mogul Corp.                          (Ba2, BB+)           01/15/06        7.375     3,279,800
  1,000,000   Globalstar Capital Corp. Senior Notes
                (Callable 02/15/02 @ $105.69)+              (CAA, B)            02/15/04       11.375       605,000
  3,115,000   Golden State Escrow Corp.
                (Callable @ Make Whole + 50BP)            (Ba1, BB+)            08/01/03        7.000     2,955,356
  2,980,000   HMH Properties, Inc.+                        (Ba3, NR)            05/15/05        9.500     3,143,900
  1,370,000   Household Finance Corp.                       (A2, A)             05/01/04        6.000     1,304,925
  5,910,000   Household Finance Corp.                       (A2, A)             11/15/08        6.500     5,562,788
  3,050,000   Lowe's Companies (Putable 05/15/07 @ $100.00) (A2, A)             05/15/37        7.110     3,099,563
  3,900,000   MBNA Master Credit Card Trust Series 1997-I,
                Class A                                    (NR, NR)             01/15/07        6.550     3,869,492
  5,065,000   Nationwide Health Properties, Inc.
                (Putable 07/01/03 @ $100.00)              (Baa2, BBB)           07/07/38        6.590     4,805,419
  5,886,221   Niagara Mohawk Power Corp. Series D
                (Callable 04/01/99 to 12/31/00 @
                Make Whole + 50BP)                        (Baa3, BBB-)          10/01/02        7.250     5,893,579
  6,255,000   Noble Drilling Corp.                         (Baa2, A-)           03/15/09        6.950     6,059,531
  3,100,000   NTL Communications Corp. Class B+             (B3, B-)            10/01/08       11.500     3,301,500
  4,140,000   Occidental Petroleum                        (Baa3, BBB)           02/15/06        7.650     4,171,050


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Fixed Income Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                                Ratings+
    Par                                                       (Moody's/S&P)           Maturity          Rate%     Value
    ---                                                       -------------           --------         -----      -----
CORPORATE BONDS (cont'd)
$ 4,760,000   Philip Morris Cos., Inc. (Putable 06/01/01
                @ $100.00)                                         (A2, A)             06/01/06        6.950   $  4,658,850
  2,000,000   Potomac Electric Power Co.
                (Callable 05/15/02 @ $103.21)                      (A1, A)             05/15/27        8.500      2,032,500
  6,020,000   Qwest Communications International, Inc.,
                Series B                                          (Ba1, BB+)           11/01/08        7.500      5,997,425
  3,400,000   Riggs Capital Trust II Preferred Securities,
                Series C (Callable 03/15/07 @ $104.44)           (Baa3, BB-)           03/15/27        8.875      3,225,750
  2,365,000   Safeway, Inc. (Callable @ Make Whole +12.5BP)      (Baa2, BBB)           09/15/04        7.250      2,362,044
  6,950,000   Union Electric Co. (Callabe 12/01/01 @ $104.38)     (Aa3, AA-)           12/01/21        8.750      7,262,750
                                                                                                               ------------
TOTAL CORPORATE BONDS (Cost $115,737,668)                                                                       111,515,378
                                                                                                               ------------
ASSET/MORTGAGE-BACKED SECURITIES (37.8%)
 11,000,000   Amresco Commercial Mortgage Funding I
                Series 1997-C1, Class B                            (NR, AA)            06/17/29        7.240     11,027,005
  2,425,000   Asset Securitization Corp. (Nomura Asset
              Securities Corp.) Series 1996-D2, Class A2           (NR, AA)            02/14/29        7.205+     2,383,472
    137,826   Bankers Trust Co. Pass-Through CTFS
              Series 1988-1, Class 1D                              (NR, AAA)           04/01/18        8.625        139,513
  4,660,000   California Infrastructure PG&E-1
                Series 1997-1, Class A7 (Callable 09/25/06
                @ $100.00)                                        (Aaa, AAA)           09/25/08        6.420      4,550,928
  6,200,000   California Infrastructure SCE-1 Series 1997-1,
              Class A7 (Callable 12/26/07 @ $100.00)              (Aaa, AAA)           12/26/09        6.420      5,892,542
  2,500,000   Commonwealth Edison Co.                            (Baa2, BBB)           02/01/22        8.625      2,561,060
  5,650,000   Commonwealth Edison Transitional Funding
              Trust Series 1998-1, Class A6                       (Aaa, AAA)           06/25/09        5.630      5,313,062
    217,650   Donaldson, Lufkin, & Jenrette, Inc. Acceptance
                Trust Series 1989-1, Class F                      (Aaa, AAA)           08/01/19       11.000        237,379
 11,525,203   Fannie Mae Pool #492402                             (Aaa, AAA)           04/01/29        6.500     11,060,184
  8,161,730   Fannie Mae Pool #N98512                             (Aaa, AAA)           08/01/06        6.000      7,920,673
  4,920,000   Fannie Mae Series 1997-51, Class KB
                Guaranteed REMIC TR                               (Aaa, AAA)           03/20/08        7.000      4,893,235
 11,000,000   Fannie Mae Series 1997-79, Class PG                 (Aaa, AAA)           07/18/26        6.000     10,004,288
  4,700,000   Fannie Mae Series 1998-M4, Class B                  (Aaa, AAA)           12/25/23        6.424      4,634,553
  3,038,000   Fannie Mae, Series 1993-196, Class J                (Aaa, AAA)           10/25/08        5.500      2,859,897
  3,040,000   Federal Home Loan Bank Zero Coupon                  (Aaa, AAA)           11/30/99        5.870#     3,027,683
     55,219   Federal Home Loan Mortgage Corp. PC
                Pool #220014                                      (Aaa, AAA)           10/01/01        8.750         56,393
  5,000,000   First Chicago/Lennar Trust, Series 1997-CHl1,
                Class B                                            (NR, NR)            04/29/06        8.075+     4,696,875
  1,500,000   General Motors Acceptance Corp. Series 96C-2B,
                Class B                                            (NR, A)             10/15/11        7.530     1,499,903

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Fixed Income Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                                Ratings+
    Par                                                       (Moody's/S&P)           Maturity          Rate%     Value
    ---                                                       -------------           --------         -----      -----
ASSET/MORTGAGE BACKED SECURITIES (cont'd)
 $1,000,000   General Motors Acceptance Corp.
                Series 1998-C1, Class E                           (NR, Baa2)           03/15/11        7.154   $    921,325
  4,799,022   General Motors Acceptance Corp.
                Series 1996-C2, Class A                            (NR, AA)            10/15/11        7.350      4,886,148
  9,420,197   Ginnie Mae                                          (Aaa, AAA)           11/15/27        7.000      9,269,728
 11,465,724   Ginnie Mae                                          (Aaa, AAA)           10/15/28        6.500     10,973,258
  9,000,000   LB Commercial Conduit Mortgage Trust
                Series 1996-C2, Class C                            (A2, NR)            10/25/26        7.745+     8,930,025
  3,895,159   Morgan Stanley Mortgage Trust Series 40, Class 8     (NR, AAA)           07/20/21        7.000      3,897,940
  4,970,000   Mortgage Capital Funding, Inc. Series
                1998-MC1, Class E                                  (NR, BBB+)          01/18/08        7.060+     4,680,671
 10,000,000   Nomura Asset Securites Corp. Series 1998-D6,
                Class A3                                           (NR, A2)            03/17/28        6.980+     9,269,550
  4,000,000   Nomura Asset Securities Corp. Series 1993-1,
                Class B1                                           (NR, BBB)           12/15/01        6.680      3,942,100
    650,661   Nomura Asset Securities Corp. Series 1994-4B,
                Class 4A                                          (Aaa, AAA)           09/25/24        8.300        660,433
  1,705,355   Residential Funding Mortgage Securities I
                Series 96 - S2, Class A1                           (NR, AAA)           01/25/11        6.750      1,701,945
     72,558   Resolution Trust Corp. 1994-C1, Class B              (NR, AA)            06/25/26        8.000         72,383
     44,121   Resolution Trust Corp. Pass-Through CTFS
                Series-95 C1, Class A-2C                          (Aaa, NR)            02/25/27        6.900         44,042
  2,500,000   Shurgard Pass-Through CTFS Trust (Nomura
                Asset Securities Corp.) Series 1, Class 1          (NR, NR)            06/15/04        8.240+     2,528,613
  6,790,000   Standard Credit Card Master Trust Series 1995-9,
                Class A                                           (Aaa, AAA)           10/07/07        6.550      6,761,094
                                                                                                               ------------
TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $157,636,659)                                                      151,297,900
                                                                                                               ------------
UNITED STATES TREASURY OBLIGATIONS (15.6%)
U.S. Treasury Inflation Protection (1.1%)
  4,115,000   U.S. Treasury Note                                  (Aaa, AAA)           07/15/02        3.625      4,269,861
                                                                                                               ------------
U.S. Treasury Notes (14.5%)
 28,010,000   U.S. Treasury Note                                  (Aaa, AAA)           05/15/01        8.000     28,924,042
 15,010,000   U.S. Treasury Note                                  (Aaa, AAA)           08/15/02        6.375     15,200,672
 10,910,000   U.S. Treasury Note                                  (Aaa, AAA)           02/15/05        7.500     11,595,162
 2,320,000    U.S. Treasury Note                                  (Aaa, AAA)           08/15/07        6.125      2,310,527
                                                                                                               -----------
                                                                                                                 58,030,403
                                                                                                               ------------
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $62,438,421)                                                      62,300,264
                                                                                                               ------------

                See Accompanying Notes to Financial Statements.

Warburg Pincus Fixed Income Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

Number
  of
Shares                                                                Rate%           Value
------                                                                -----           -----
PREFERRED STOCK (2.4%)
     36,800   Banco Totta & Acores Financial Corp. Series A
                (Callable 10/11/06 @ $25.00)                          8.875        $    915,400
     72,000   Equity Residential Properties Trust Series D REIT
                (Callable 07/15/07 @ $25.00)++                        8.600           1,584,000
     65,050   Natexis Bank Series A 144A (Callable 06/30/08
                @ $100.00)++                                          8.440           6,137,032
     27,250   Prologis Trust, Series C (Callable 11/13/26
                @ $50.00)                                             8.540           1,093,406
                                                                                   ------------
TOTAL PREFERRED STOCK (Cost $10,573,126)                                              9,729,838
                                                                                   ------------
SHORT TERM INVESTMENTS (0.3%)
  1,147,594  Institutional Money Market Trust (Cost $1,147,594)                       1,147,594
                                                                                   ------------
TOTAL INVESTMENTS AT VALUE (98.8%) (Cost $407,266,989*)                             395,436,997

OTHER ASSETS IN EXCESS OF LIABILITIES (1.2%)                                          4,813,006
                                                                                   ------------
NET ASSETS (100.0%)                                                                $400,250,003
                                                                                   ============
NET ASSET VALUE, offering and redemption price per Common Class
  share ($393,432,767 (div) 39,777,907 shares)                                           $ 9.89
                                                                                         ======
NET ASSET VALUE, offering and redemption price per Advisor Class
  share ($6,817,236 (div) 689,529 shares)                                                $ 9.89
                                                                                         ======


                            INVESTMENT ABBREVIATIONS
            CTFS = Certificates
              NR = Not Rated
            REIT = Real Estate Investment Trust
           REMIC = Real Estate Mortgage Investment Conduit
--------------------------------------------------------------------------------
+ Credit ratings given by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group are undaudited.
** On instruments with variable rates, the interest
   rate shown reflects the current rate as of October 31, 1999.
++ Illiquid security.
#  Rate shown reflects yield to maturity on date of purchase.
*  Cost for federal income tax purposes is $407,380,182.



                 See Accompanying Notes to Financial Statements.

Warburg Pincus Global Fixed Income Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                                 Ratings**
   Par+                                                        (Moody's/S&P)        Maturity     Rate%            Value
   ----                                                        -------------        --------     -----            -----
BONDS (95.4%)
Argentina (1.6%)
      683,000   (A) Banco Hipotecario SA
                  (Putable 12/03/01 @ $100.00)                  (B1, BB-)           12/03/08    13.000          $   693,245
    1,464,000   (A) Telecom Argentinaa                          (B1, BBB-)          07/12/01     9.750            1,460,340
                                                                                                                -----------
                                                                                                                  2,153,585
                                                                                                                -----------
Canada (4.7%)
    1,960,000   (A) Newcourt Credit Group, Inc.                 (A1, A+)            12/17/03     7.125            1,942,850
    6,845,000   Province of British Columbia                   (Aa2, AA-)           12/01/06     5.250            4,373,140
                                                                                                                -----------
                                                                                                                  6,315,990
                                                                                                                -----------
Chile (1.0%)
    1,464,000   (A) Republic of Chile                         (Baa1, A-)            04/28/09     6.875            1,374,330
                                                                                                                -----------
Denmark (4.6%)
   40,400,000   Kingdom of Denmark                             (Aaa, AAA)           11/15/07     7.000            6,249,687
                                                                                                                -----------
Germany (6.1%)
    6,221,000   Allgemeine HypothekenBank AG                   (Aa1, AAA)           09/02/09     5.000            6,259,381
    2,200,000   (A) Deutsche Bank AG, Series 144A
                  (Callable 06/30/09 @ $100.00)                 (A1, A+)            12/29/49     7.872            2,078,661
                                                                                                                -----------
                                                                                                                  8,338,042
                                                                                                                -----------
Italy (3.3%)
    4,200,000 Buoni Poliennali Del Tes                         (Aa3, AA)            05/01/03     4.750            4,431,624
                                                                                                                -----------
Japan (8.8%)
1,072,000,000   Japan Government                               (Aa1, AAA)           06/20/03     4.900           11,869,118
                                                                                                                -----------
Korea (0.7%)
      976,000   (A) Korea Development Bank Series Reg S       (Baa3, BBB)           10/01/02     7.625              976,000
                                                                                                                -----------
Mexico (0.9%)
    1,200,000   (A) Cemex SA (Putable 10/01/04 @ $100.00)      (Ba2, BB+)           10/01/09     9.625            1,184,250
                                                                                                                -----------
Norway (4.2%)
   45,000,000   Norwegian Government                           (Aaa, AAA)           11/30/04     5.750            5,703,159
                                                                                                                -----------
Panama (1.0%)
    1,465,000   (A) Republic of Panama
                  (Putable 04/01/06 @ $100.00)                 (Ba1, BB+)           04/01/29     9.375            1,388,088
                                                                                                                -----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Global Fixed Income Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                                 Ratings**
   Par+                                                        (Moody's/S&P)        Maturity     Rate%            Value
   ----                                                        -------------        --------     -----            -----
BONDS (cont'd)
South Africa (3.7%)
   33,720,000   Republic of South Africa                      (Baa1, BBB+)          08/31/10    13.000          $ 4,957,563
                                                                                                                -----------
Sweden (3.5%)
   39,000,000   Swedish Government                             (Aa1, AAA)           01/15/04     5.000            4,674,658
                                                                                                                -----------
United Kingdom (1.1%)
    1,456,000   Lloyds TSB Bank PLC (Callable 07/15/09
                  @ 100 EUR)                                   (Aa2, A+)            07/15/49     5.625            1,471,533
                                                                                                                -----------
United States (50.2%)
    2,927,000   American Standard, Inc.+                       (Ba3, BB-)           06/01/06     7.125            3,030,275
    4,510,000   California Infrastructure San Diego Gas & Electric
                  Rate Reduction Series 1997-1 Class A7        (Aaa, AAA)           12/26/09     6.370            4,382,750
    1,200,000   Charter Communications Holdings LLC             (B2, B+)            04/01/09     8.625            1,137,000
    1,490,000   Conseco, Inc.                                  (Ba1, BBB+)          10/15/06     9.000            1,497,450
    3,000,000   Federal-Mogul Corp.                            (Ba2, BB+)           01/15/06     7.375            2,760,000
    6,500,000   Freddie Mac                                    (Aaa, AAA)           07/15/04     6.250            6,451,250
    9,575,484   Ginnie Mae Pool #506601                        (Aaa, AAA)           03/15/29     6.500            9,153,564
    3,985,255   Ginnie Mae Pool #415189                        (Aaa, AAA)           03/15/26     7.000            3,910,532
    2,931,000   GMAC Swift Trust Series 1999-1                 (Aaa, AAA)           01/18/05     5.000            3,053,671
    1,600,000   Golden State Escrow Corp.
                  (Callable @ Make Whole +50BP)                (Ba1, BB+)           08/01/03     7.000            1,518,000
    3,400,000   Illinois Power Transitional Funding Trust,
                  Series 1998-1, Class A6                      (Aaa, AAA)           06/25/09     5.540            3,175,821
    1,500,000   KBC Bank Funding Trust IV                       (NR, NR)            11/29/49     8.220            1,598,489
    6,308,000    MBNA Master Credit Card Trust II
                  Series 1997-I, Class A                       (Aaa, AAA)           01/15/07     6.550            6,258,656
    6,850,000   Nomura Asset Securities Corp.,
                  Series 1998-D6, Class A3                     (Aaa, AAA)           03/17/28     6.690            6,436,979
    1,840,000   NTL Communications Corp. Class Ba               (B3, B-)            10/01/08    11.500            1,959,600
    6,000,000   PECO Energy Transition Trust                   (Aaa, AAA)           03/01/09     6.050            5,682,390
    2,060,000   Qwest Communications Intl., Inc. Class B       (Ba1, BB+)           11/01/08     7.500            2,052,275
    4,580,000   U.S. Treasury Bond                             (Aaa, AAA)           02/15/29     5.250            3,967,579
                                                                                                                -----------
                                                                                                                 68,026,281
                                                                                                                -----------
TOTAL BONDS (Cost $133,018,656)                                                                                 129,113,908
                                                                                                                -----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Global Fixed Income Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

Number
  of
Shares                                                                Rate%           Value
------                                                                -----           -----
PREFERRED STOCK (1.6%)
     23,900   Natexis AMBS Co. Series A
                (Callable 06/30/08 @ $100.00)++
                (Cost $2,387,493)                                     8.540        $  2,254,806
                                                                                   ------------
RIGHTS & WARRANTS (0.0%)
Argentina (0.0%)
     1,940    Republic of Argentina Wts., 12/03/99
               (Cost $0)                                                                 14,065
                                                                                   ------------
TOTAL INVESTMENTS AT VALUE (97.0%) (Cost $135,406,149*)                             131,382,779

OTHER ASSETS IN EXCESS OF LIABILITIES (3.0%)                                          4,012,927
                                                                                   ------------
NET ASSETS (100.0%)                                                                $135,395,706
                                                                                   ============
NET ASSET VALUE, offering and redemption price per Common Class
  share ($135,326,812 divided by 13,207,953)                                             $10.25
                                                                                         ======
NET ASSET VALUE, offering and redemption price per Advisor Class
  share ($68,894 divided by 6,575)                                                       $10.48
                                                                                         ======

                        INVESTMENT ABBREVIATIONS
                      EUR = European Currency Unit
                       NR = Not Rated
--------------------------------------------------------------------------------
# Unless otherwise indicated below, all securities are denominated in the currency of the issuers' country of origin.
+ Credit ratings given by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group are unaudited.
(A) Denominated in U.S. Dollars.
++  Illiquid security
*   Cost for federal income tax purposes is $135,479,168.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Fixed Income Funds
Statements of Operations
For the Year Ended October 31, 1999
-------------------------------------------------------------------------------

                                               Warburg Pincus    Warburg Pincus
                                                Intermediate        New York                              Warburg Pincus
                                                  Maturity        Intermediate      Warburg Pincus           Global
                                                 Government         Municipal        Fixed Income          Fixed Income
                                                    Fund              Fund               Fund                  Fund
                                                 -----------       -----------       ------------           -----------
Investment Income:
    Dividends                                    $         0       $    63,971       $    785,181           $   175,927
    Interest                                       4,005,566         4,536,380         25,574,480             8,660,339
    Foreign taxes withheld                                 0                 0                  0               (25,046)
                                                 -----------       -----------       ------------           -----------
      Total investment income                      4,005,566         4,600,351         26,359,661             8,811,220
                                                 -----------       -----------       ------------           -----------
Expenses:
    Investment Advisory                              340,960           397,528          2,066,252             1,483,284
    Administrative services                          106,742           160,836            630,507               226,703
    Audit                                             12,465            12,598             21,181                19,304
    Custodian/Sub-custodian                           13,294            19,953             68,391               112,534
    Directors/Trustees                                13,466            15,159             15,790                13,283
    Insurance                                          1,973             2,737              7,095                 4,107
    Interest                                             294               888              4,068                   840
    Legal                                             19,260            23,154             40,781                28,409
    Printing                                          15,641            19,098            125,716                40,745
    Registration                                      34,414            14,890             68,904                53,733
    Shareholder servicing/distribution                    36                 0              9,445                12,388
    Transfer Agent                                    42,037            27,708            245,511               270,696
    Miscellaneous                                        722             5,299             11,205                 5,953
                                                 -----------       -----------       ------------           -----------
                                                     601,304           699,848          3,314,846             2,271,979
    Less: fees waived, expenses
      reimbursed and transfer agent
      offsets                                       (192,117)         (103,556)          (207,466)             (850,471)
                                                 -----------       -----------       ------------           -----------
      Total expenses                                 409,187           596,292          3,107,380             1,421,508
                                                 -----------       -----------       ------------           -----------
       Net investment income                       3,596,379         4,004,059         23,252,281             7,389,712
                                                 -----------       -----------       ------------           -----------
Net Realized and Unrealized Gain (Loss)
  from Investments and Foreign Currency
  Related Items:
    Net realized loss from security
      transactions                                  (578,188)         (383,534)        (1,962,658)           (5,859,598)
    Net realized gain from foreign currency
      related items                                        0                 0                  0             2,918,869
    Net change in unrealized appreciation
      (depreciation) from investments
      and foreign currency related items          (3,074,269)       (3,789,693)       (17,380,764)             (981,559)
                                                 -----------       -----------       ------------           -----------
      Net realized and unrealized
       loss from investments and
       foreign currency related items             (3,652,457)       (4,173,227)       (19,343,422)           (3,922,288)
                                                 -----------       -----------       ------------           -----------
    Net increase (decrease) in net assets
      resulting from operations                  $   (56,078)      $  (169,168)      $  3,908,859           $ 3,467,424
                                                 ===========       ===========       ============           ===========


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Fixed Income Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                     Warburg Pincus                      Warburg Pincus
                                                                 Intermediate Maturity               New York Intermediate
                                                                    Government Fund                      Municipal Fund
                                                            ------------------------------      --------------------------------
                                                                 For the Year Ended                   For the Year Ended
                                                                      October 31,                          October 31,
                                                                1999              1998              1999                1998
                                                            ------------      ------------      -------------      -------------
From Operations:
    Net investment income                                   $  3,596,379      $  3,037,610      $   4,004,059      $   4,098,648
    Net realized gain (loss) from security transactions         (578,188)          484,032           (383,534)           771,345
    Net realized loss from futures contracts                           0                 0                  0           (129,543)
    Net change in unrealized appreciation
      (depreciation) from investments and foreign
      currency related items                                  (3,074,269)        1,403,224         (3,789,693)         1,158,201
                                                            ------------      ------------      -------------      -------------
       Net increase (decrease) in net assets
         resulting from operations                               (56,078)        4,924,866           (169,168)         5,898,651
                                                            ------------      ------------      -------------      -------------
From Dividends and Distributions:
    Dividends from net investment income:
      Common Class shares                                     (3,595,653)       (3,037,272)        (4,004,059)        (4,098,642)
      Advisor Class shares                                          (726)             (338)                 0                 (6)
    Distributions from realized gains:
      Common Class shares                                       (287,008)                0           (623,895)                 0
      Advisor Class shares                                           (66)                0                  0                  0
    Distributions in excess of realized gains:
      Common Class shares                                       (196,423)                0               (210)                 0
      Advisor Class shares                                           (14)                0                  0                  0
                                                            ------------      ------------      -------------      -------------
       Net decrease in net assets from
         dividends and distributions                          (4,079,890)       (3,037,610)        (4,628,164)        (4,098,648)
                                                            ------------      ------------      -------------      -------------
From Capital Share Transactions:
    Proceeds from sale of shares                              68,865,628        79,574,872         54,393,636         49,747,129
    Reinvested dividends and distributions                     3,612,598         2,564,065          4,058,953          3,489,604
    Net asset value of shares redeemed                       (89,908,731)      (54,238,174        (76,643,731)       (37,058,061)
                                                            ------------      ------------      -------------      -------------
       Net increase (decrease) in net assets from
         capital share transactions                          (17,430,505)       27,900,763        (18,191,142)        16,178,672
                                                            ------------      ------------      -------------      -------------
       Net increase (decrease) in net assets                 (21,566,473)       29,788,019        (22,988,474)        17,978,675

Net Assets:
    Beginning of year                                         78,211,724        48,423,705        106,922,397         88,943,722
                                                            ------------      ------------      -------------      -------------
    End of year                                             $ 56,645,251      $ 78,211,724      $  83,933,923      $ 106,922,397
                                                            ============      ============      =============      =============


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Fixed Income Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               Warburg Pincus                       Warburg Pincus
                                                                    Fixed                            Global Fixed
                                                                 Income Fund                         Income Fund
                                                      --------------------------------      --------------------------------
                                                            For the Year Ended                   For the Year Ended
                                                                 October 31,                          October 31,
                                                          1999               1998              1999                1998
                                                      -------------      -------------      -------------      -------------
From Operations:
    Net investment income                             $  23,252,281      $  20,301,303      $   7,389,712      $   9,393,375
    Net realized gain (loss) from security
      transactions                                       (1,962,658)         1,801,417         (5,859,598)        (6,983,874)
    Net realized gain (loss) from foreign
      currency related items                                      0                  0          2,918,869           (523,167)
    Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency related items                    (17,380,764)           323,605           (981,559)         4,632,353
                                                      -------------      -------------      -------------      -------------
       Net increase in net assets resulting
         from operations                                  3,908,859         22,426,325          3,467,424          6,518,687
                                                      -------------      -------------      -------------      -------------
From Dividends and Distributions:
    Dividends from net investment income:
      Common Class shares                               (23,048,992)       (20,111,834)        (8,236,456)       (11,720,477)
      Advisor Class shares                                 (203,289)          (189,469)                 0           (562,512)
    Dividends in excess of net investment income:
      Common Class shares                                   (40,837)                 0           (164,530)                 0
      Advisor Class shares                                     (326)                 0           (148,403)                 0
    Distributions from realized gains:
      Common Class shares                                (1,625,676)        (2,591,321)                 0                  0
      Advisor Class shares                                  (12,945)           (32,099)                 0                  0
    Distributions in excess of realized gains:
      Common Class shares                                   (61,094)                 0                  0                  0
      Advisor Class shares                                        0                  0                  0                  0
                                                      -------------      -------------      -------------      -------------
       Net decrease in net assets from
         dividends and distributions                    (24,993,159)       (22,924,723)        (8,549,389)       (12,282,989)
                                                      -------------      -------------      -------------      -------------
From Capital Share Transactions:
    Proceeds from sale of shares                        189,568,336        275,617,900         77,765,560        105,148,731
    Reinvested dividends and distributions               21,725,382         20,421,111          7,581,877         11,252,140
    Net asset value of shares redeemed                 (216,553,616)      (138,361,653)      (105,518,211)      (153,653,681)
                                                      -------------      -------------      -------------      -------------
       Net increase (decrease) in net assets
         from capital share transactions                 (5,259,898)       157,677,358        (20,170,774)       (37,252,810)
                                                      -------------      -------------      -------------      -------------
       Net increase (decrease) in net assets            (26,344,198)       157,178,960        (25,252,739)       (43,017,112)

Net Assets:
    Beginning of year                                   426,594,201        269,415,241        160,648,445        203,665,557
                                                      -------------      -------------      -------------      -------------
    End of year                                       $ 400,250,003      $ 426,594,201      $ 135,395,706        160,648,445
                                                      =============      =============      =============      =============
    Undistributed net investment income               $      62,993      $           0      $   2,605,936      $     846,745
                                                      =============      =============      =============      =============

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Intermediate Maturity Government Fund
Financial Highlights
(For a Common Class Share of the Fund Outstanding Throughout Each Year)
-------------------------------------------------------------------------------

YEAR ENDED:                                                  1999         1998        1997          1996       1995
                                                            ------       -------     -------       -------    -------
Per-share data
  Net asset value,
    beginning of year                                       $10.37       $ 10.05     $ 10.07       $ 10.22     $ 9.66
                                                            ------       -------     -------       -------    -------
Investment activities:
  Net investment income                                       0.53          0.56        0.58          0.58       0.59
  Net gains (losses) on
    investments (both realized
    and unrealized)                                          (0.54)         0.32        0.10         (0.06)      0.56
                                                            ------       -------     -------       -------    -------
      Total from investment
       activities                                            (0.01)         0.88        0.68          0.52       1.15
                                                            ------       -------     -------       -------    -------
Less Dividends and Distributions:
  Dividends from net investment income                       (0.53)        (0.56)      (0.58)        (0.58)     (0.59)
  Distributions from realized capital gains                  (0.04)         0.00       (0.08)        (0.09)      0.00
  Distributions in excess of realized capital gains          (0.02)         0.00       (0.04)         0.00       0.00
                                                            ------       -------     -------       -------    -------
      Total dividends and distributions                      (0.59)        (0.56)      (0.70)        (0.67)     (0.59)
                                                            ------       -------     -------       -------    -------
Net asset value, end of year                                $ 9.77       $ 10.37     $ 10.05       $ 10.07    $ 10.22
                                                            ======       =======     =======       =======    =======


      Total return                                           (0.05)%        9.35%       6.99%         5.16%     12.32%

Ratios/Supplemental Data:
Net assets, end of year
  (000s omitted)                                           $56,625       $78,200     $48,421       $47,690    $55,898
    Ratio of expenses to
      average net assets                                      0.61%@        0.60%@      0.61%@        0.61%@     0.60%
    Ratio of net income to
      average net assets                                      5.27%         5.54%       5.81%         5.68%      6.00%
    Decrease reflected in above
      operating ratios due to
      waivers/reimbursements                                  0.28%         0.34%       0.33%         0.46%      0.49%
Portfolio turnover rate                                      91.13%       133.98%     104.34%       163.59%    105.79%
                                                            ======       =======     =======       =======    =======

--------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' expense ratio by .01%, .00%, .00% and .01% for years ending October 31, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratio after reflecting these arrangements was .60% for each of the years ended October 31, 1999, 1998, 1997 and 1996, respectively.


                 See Accompanying Notes to Financial Statements.

Warburg Pincus New York Intermediate Municipal Fund
Financial Highlights
(For a Common Class Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

YEAR ENDED:                                                  1999         1998        1997          1996       1995
                                                           -------      --------     -------       -------    -------
Per-share data
  Net asset value,
    beginning of year                                       $10.54        $10.35      $10.34        $10.42     $10.07
                                                           -------      --------     -------       -------    -------
Investment activities:
  Net investment income                                       0.42          0.44        0.45          0.45       0.47
  Net gains (losses) on
    investments (both realized
    and unrealized)                                          (0.44)         0.19        0.13          0.04       0.36
                                                           -------      --------     -------       -------    -------
      Total from investment
       activities                                            (0.02)         0.63        0.58          0.49       0.83
                                                           -------      --------     -------       -------    -------
Less Dividends and Distributions:
  Dividends from net investment income                       (0.42)        (0.44)      (0.45)        (0.45)     (0.47)
  Distributions from realized capital gains                  (0.06)         0.00       (0.12)        (0.12)     (0.01)
                                                           -------      --------     -------       -------    -------
      Total dividends and distributions                      (0.48)        (0.44)      (0.57)        (0.57)     (0.48)
                                                           -------      --------     -------       -------    -------
Net asset value, end of year                                $10.04        $10.54      $10.35        $10.34     $10.42
                                                           =======      ========     =======       =======    =======
      Total return                                           (0.26)%        6.24%       5.83%         4.87%      8.31%

Ratios/Supplemental Data:
Net assets, end of year
  (000s omitted)                                           $83,934      $106,922     $88,944       $77,559    $73,361
    Ratio of expenses to
      average net assets                                      0.61%@        0.60%@      0.60%@        0.61%@     0.60%
    Ratio of net income to
      average net assets                                      4.03%         4.24%       4.40%         4.41%      4.50%
    Decrease reflected in above
      operating ratios due to
      waivers/reimbursements                                  0.10%         0.07%       0.08%         0.17%      0.26%
Portfolio turnover rate                                      54.97%        37.25%      69.84%        69.23%    105.17%

-------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' expense ratio by .01%, .00%, .00% and .01% for the years ending October 31, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratio after reflecting these arrangements was .60% for each of the years ended October 31, 1999, 1998, 1997 and 1996, respectively.


                See Accompanying Notes to Financial Statements.

Warburg Pincus Fixed Income Fund
Financial Highlights
(For a Common Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

YEAR ENDED:                                                 1999          1998        1997          1996       1995
                                                          --------      --------    --------      --------   --------
Per-share data
  Net asset value,
    beginning of year                                     $  10.41      $  10.43    $  10.10      $  10.07   $   9.61
                                                          --------      --------    --------      --------   --------
Investment activities:
  Net investment income                                       0.57          0.59        0.62          0.63       0.70
  Net gains (losses) on
    investments and foreign
    currency related items
    (both realized and unrealized)                           (0.48)         0.07        0.33          0.03       0.46
                                                          --------      --------    --------      --------   --------
      Total from investment
       activities                                             0.09          0.66        0.95          0.66       1.16
                                                          --------      --------    --------      --------   --------
Less Dividends and Distributions:
  Dividends from net investment income                       (0.57)        (0.59)      (0.62)        (0.63)     (0.70)
  Distributions from realized capital gains                  (0.04)        (0.09)       0.00          0.00       0.00
                                                          --------      --------    --------      --------   --------
      Total dividends and distributions                      (0.61)        (0.68)      (0.62)        (0.63)     (0.70)
                                                          --------      --------    --------      --------   --------
Net asset value, end of year                              $   9.89      $  10.41    $  10.43      $  10.10   $  10.07
                                                          ========      ========    ========      ========   ========
      Total return                                            0.92%         6.48%       9.78%         6.80%     12.59%

Ratios/Supplemental Data:
Net assets, end of year
  (000s omitted)                                          $393,433      $423,536    $265,453      $151,184   $116,983
    Ratio of expenses to
      average net assets                                      0.76%@        0.75%@      0.75%@        0.76%@     0.75%
    Ratio of net income to
      average net assets                                      5.63%         5.64%       6.05%         6.30%      7.25%
    Decrease reflected in above
      operating ratios due to
      waivers/reimbursements                                  0.04%         0.04%       0.08%         0.15%      0.18%
Portfolio turnover rate                                     144.02%       124.04%     129.06%       194.23%    182.93%

----------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' expense ratio by .01%, .00%, .00% and .01% for the years ending October 31, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratio after reflecting these arrangements was .75% for each of the years ended October 31, 1999, 1998, 1997 and 1996, respectively.


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Global Fixed Income Fund
Financial Highlights
(For a Common Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

YEAR ENDED:                                                 1999          1998        1997          1996       1995
                                                          --------      --------    --------      --------   --------
Per-share data
  Net asset value,
    beginning of year                                     $  10.62      $  10.91    $  11.17      $  11.04   $  10.45
                                                          --------      --------    --------      --------   --------
Investment activities:
  Net investment income                                       0.52          0.58        0.54          0.62       0.99
  Net gains (losses) on
    investments and foreign
    currency related items (both
    realized and unrealized)                                 (0.29)        (0.16)       0.08          0.57       0.09
                                                          --------      --------    --------      --------   --------
      Total from investment
       activities                                             0.23          0.42        0.62          1.19       1.08
                                                          --------      --------    --------      --------   --------
Less Dividends and Distributions:
  Dividends from net investment income                       (0.59)        (0.71)      (0.34)        (1.06)     (0.49)
  Dividends in excess of net investment income               (0.01)         0.00        0.00          0.00       0.00
  Distributions from realized capital gains                   0.00          0.00       (0.54)         0.00       0.00
                                                          --------      --------    --------      --------   --------
      Total dividends and distributions                      (0.60)        (0.71)      (0.88)        (1.06)     (0.49)
                                                          --------      --------    --------      --------   --------
Net asset value, end of year                              $  10.25      $  10.62    $  10.91      $  11.17   $  11.04
                                                          ========      ========    ========      ========   ========
      Total return                                            2.18%         4.10%       5.76%        11.35%     10.65%

Ratios/Supplemental Data:
Net assets, end of year
  (000s omitted)                                          $135,327      $154,131    $194,731      $131,072    $63,641
    Ratio of expenses to
      average net assets                                      0.96%@        0.95%@      0.96%@        0.95%@     0.95%
    Ratio of net income to
      average net assets                                      5.00%         5.21%       5.40%         6.78%      8.18%
  Decrease reflected in above
    operating ratios due to
    waivers/reimbursements                                    0.57%         0.46%       0.39%         0.56%      0.63%
Portfolio turnover rate                                     365.02%       233.73%     202.92%       123.90%    128.70%

----------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' expense ratio by .01%, .00%, .00% and .01% for the years ending October 31, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratio after reflecting these arrangements was .95% for each of the years ended October 31, 1999, 1998, 1997 and 1996, respectively.


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Fixed Income Funds
Notes to Financial Statements
October 31, 1999
-------------------------------------------------------------------------------

1. Significant Accounting Policies

     The Warburg Pincus Intermediate Maturity Government Fund (the "Intermediate Government Fund") and the Warburg Pincus Fixed Income Fund (the "Fixed Income Fund") are registered under the Investment Company Act of 1940, as amended (1940
Act), as diversified, open-end management investment companies. The Warburg Pincus New York Intermediate Municipal Fund (the "New York Municipal Fund") and the Warburg Pincus Global Fixed Income Fund (the "Global Fixed Income Fund") are registered under the 1940 Act as non-diversified, open-end management investment companies (each, a "Fund" and collectively, the "Funds").

     Investment objectives for each Fund are as follows: the Intermediate Government Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital; the New York Municipal Fund seeks to maximize current interest income exempt from federal income tax and New York state and New York City personal income tax to the extent consistent with prudent investment management and the preservation of capital; the Fixed Income Fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation; and the Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation.

     Each Fund (except the New York Municipal Fund) offers two classes of shares, one class being referred to as the Common Class shares and one class being referred to as the Advisor Class shares. Common and Advisor Class shares in each Fund represent an equal pro rata interest in each Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Advisor Class shares for each Fund bear expenses paid pursuant to a distribution plan adopted by each Fund at an annual rate not to exceed .75% of the average daily net asset value of each Fund's outstanding Advisor Class shares. The Advisor Class shares for the Intermediate Government Fund and the Fixed Income Fund currently bear expenses of .25% of average daily net assets. The Advisor Class shares of the Global Fixed Income Fund currently bear expenses of .50% of average daily net assets. The Advisor Class shares for the New York Municipal Fund was liquidated on December 16, 1998.

     The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is generally determined using market quotations. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another

Warburg Pincus Fixed Income Funds
Notes to Financial Statements (cont'd)
October 31, 1999
-------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

method that the Fund's Board believe accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

     When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

     The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fixed Income Fund and the Global Fixed Income Fund isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

     The Fixed Income and the Global Fixed Income Funds may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among other things, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

     The Fixed Income and the Global Fixed Income Funds' investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves

Warburg Pincus Fixed Income Funds
Notes to Financial Statements (cont'd)
October 31, 1999
-------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Funds to operational and other risks as well. Some countries may have restrictions that could limit the Funds access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

     Each Fund may each invest up to 15% of its net assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly- traded securities, and they may be difficult or impossible to sell at the time and at the price the Fund would like. In addition, the lack of an active market may make it difficult to obtain an accurate price for a Fund security.

     Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution and shareholder servicing fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Dividends from net investment income are declared daily and paid monthly for the Intermediate Government Fund, the New York Municipal Fund and the Fixed Income Fund. Dividends from net investment income are declared and paid quarterly for the Global Fixed Income Fund. Distributions for all Funds of net realized capital gains, if any, are declared and paid at least annually for all Funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

     No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

Warburg Pincus Fixed Income Funds
Notes to Financial Statements (cont'd)
October 31, 1999
-------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Fund, along with other Funds advised by Credit Suisse Asset Management, LLC, the Fund's investment adviser ("CSAM LLC") (collectively the "Warburg Funds"), may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At October 31, 1999, the Funds had no investments in repurchase agreements.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expense. For the year ended October 31, 1999, the Funds received credits or reimbursements under this arrangement as follows:

           Fund                                           Amount
           ----                                           -------
           Intermediate Government                        $ 3,900
           New York Municipal                               6,350
           Fixed Income                                    30,417
           Global Fixed Income                              9,393

Warburg Pincus Fixed Income Funds
Notes to Financial Statements (cont'd)
October 31, 1999
-------------------------------------------------------------------------------

2. Investment Adviser, Co-Administrators and Distributor

     On July 6, 1999, CSAM LLC became each Fund's investment adviser as a result of the acquisition of Warburg Pincus Asset Management, Inc. ("Warburg Pincus") by Credit Suisse Group ("Credit Suisse"). Warburg Pincus was combined with CSAM LLC, which is an indirect wholly-owned U.S. subsidiary of Credit Suisse. For its investment advisory services, CSAM LLC receives the following fees based on each Fund's average daily net assets:

       Fund                                            Annual Rate
       ------                              ----------------------------------
       Intermediate Government               .50% of average daily net assets
       New York Municipal                    .40% of average daily net assets
       Fixed Income                          .50% of average daily net assets
       Global Fixed Income                  1.00% of average daily net assets

   For the year ended October 31, 1999, investment advisory fees and voluntary waivers were as follows:

                                        Gross                        Net
       Fund                         Advisory Fee      Waiver     Advisory Fee
       ----                        -------------    ----------   ------------
       Intermediate Government      $  340,960      $(185,777)   $  155,183
       New York Municipal              397,528        (97,206)      300,322
       Fixed Income                  2,066,252       (177,049)    1,889,203
       Global Fixed Income           1,483,284       (841,078)      642,206

     Counsellors Funds Service, Inc. ("CFSI"), a wholly-owned subsidiary of CSAM LLC served as co-administrator of each Fund until November 1, 1999. On November 1, 1999, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") replaced CFSI as co-administrator to each Fund. PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp. ("PNC"), also serves as each Fund's co-administrator. For its administrative services, CSAMSI, currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets. For the year ended October 31, 1999, administrative services fees earned by CFSI were as follows:

       Fund                                             Co-Administration Fee
       ----                                             ---------------------
       Intermediate Government                               $ 68,192
       New York Municipal                                      99,382
       Fixed Income                                           413,250
       Global Fixed Income                                    148,328

   For administrative services, PFPC currently receives a fee calculated at an annual rate of .05% of each Fund's average daily net assets, exclusive of out-of-pocket expenses.

Warburg Pincus Fixed Income Funds
Notes to Financial Statements (cont'd)
October 31, 1999
-------------------------------------------------------------------------------
2. Investment Adviser, Co-Administrators and Distributor -- (cont'd)

     For the year ended October 31, 1999, administrative services fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:
                                                                  Net
                                Co-Administration           Co-Administration
       Fund                            Fee         Waiver          Fee
       ----                     -----------------  -------  -----------------
       Intermediate Government     $ 38,550        $(2,440)      $ 36,110
       New York Municipal            61,454              0         61,454
       Fixed Income                 217,257              0        217,257
       Global Fixed Income           78,375              0         78,375

     CSAMSI also serves as each Fund's distributor. Provident Distributors, Inc. will become each Fund's distributor effective January 3, 2000. No compensation is paid by the Common Class shares to CSAMSI for distribution services. CSAMSI receives a fee calculated at an annual rate of .25% of the average daily net assets of the Advisor Class shares of the Intermediate Government Fund and Fixed Income Fund, and .50% of the average daily net assets of the Advisor Class shares of the Global Fixed Income Fund pursuant to Rule 12b-1 under the 1940 Act. CSAMSI pays all of the Advisor Class shares fees to institutions and financial-services firms that offer the Advisor Class shares. For the year ended October 31, 1999, shareholder servicing and distribution fees paid to CSAMSI were as follows:

                                                        Shareholder Servicing/
       Fund                                                Distribution Fee
       ----                                             ----------------------
       Intermediate Government                                   $  36
       Fixed Income                                              9,445
       Global Fixed Income                                      12,388


3. Line of Credit

     The Funds, together with other Funds advised by CSAM, have established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Fund share redemption. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating Funds will pay interest on borrowing at the Federal funds rate plus .50%. At October 31, 1999, and during the year ended October 31, 1999, the Funds had no borrowings under the credit facility.

Warburg Pincus Fixed Income Funds
Notes to Financial Statements (cont'd)
October 31, 1999
-------------------------------------------------------------------------------

4. Investments in Securities

     For the year ended October 31, 1999, purchases and sales of investment securities (excluding short-term investments) and U.S. government and agency obligations were as follows:

                                                              U.S. Government and
                                 Investment Securities         Agency Obligations
                                 -----------------------   ---------------------------
                                 Purchases      Sales        Purchases       Sales
                                 ---------   -----------   ------------   ------------
       Intermediate Government  $         0  $   250,931   $ 58,459,548   $ 69,284,769
       New York Municipal        52,546,965   70,943,934              0              0
       Fixed Income             218,489,711  245,974,521    336,733,690    350,467,937
       Global Fixed Income      307,346,682  318,014,276    185,329,740    188,206,070

     At October 31, 1999, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:


                                                                       Net
                                    Unrealized      Unrealized      Unrealized
       Fund                        Appreciation    Depreciation    Depreciation
       ----                        ------------   --------------   -------------
       Intermediate Government     $   53,915     $ (1,066,439)    $ (1,012,524)
       New York Municipal             568,773       (1,002,132)        (433,359)
       Fixed Income                   508,380      (12,451,565)     (11,943,185)
       Global Fixed Income          4,304,271       (8,400,660)      (4,096,389)


5. Forward Foreign Currency Contracts

     The Fixed Income Fund and the Global Fixed Income Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise and from movements in the value of a foreign currency relative to the U.S. dollar and from the potential default of counterparties to the contract. Each Fund will enter into forward contracts primarily for hedging purposes. However, on occasion the Funds may enter into forward contracts for speculative purposes, which may increase the Fund's investment risk. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Warburg Pincus Fixed Income Funds
Notes to Financial Statements (cont'd)
October 31, 1999
-------------------------------------------------------------------------------

5. Forward Foreign Currency Contracts -- (cont'd)

     At October 31, 1999, the Global Fixed Income Fund had the following open forward foreign currency contracts:

                                                                                                  Unrealized
                                                                                                   Foreign
                                 Expiration    Foreign Currency      Contract       Contract        Exchange
Forward Currency Contract           Date          To Be Sold          Amount          Value       Gain/(Loss)
-------------------------        ----------    ----------------    -----------     -----------    -----------
European Economic Unit           01/20/2000       30,585,927       $33,216,945     $32,350,735      $866,210
Swedish Krona                    01/20/2000       41,000,000         5,045,532       5,003,905        41,627
Canadian Dollar                  01/20/2000        6,880,000         4,615,591       4,688,884       (73,293)
Japanese Yen                     01/20/2000      388,500,000         3,739,882       3,774,725       (34,843)
South African Rand               01/20/2000       14,000,000         2,242,304       2,251,564        (9,260)
                                                                   -----------     -----------      --------
                                                                   $48,860,254     $48,069,813      $790,441
                                                                   ===========     ===========      ========

6. Futures Contracts

     Each Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, a Fund is required to make a deposit of an initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by a Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and a Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. For the year ended October 31, 1999, the Funds did not enter into futures contracts.

7. Capital Share Transactions

     The Intermediate Government Fund and the Global Fixed Income Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares are classified as the Advisor Class shares. The New York Municipal Fund and the Fixed Income Fund are each authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which an unlimited number of shares are classified as the Common Class and an unlimited number of shares are classified as the Advisor Class.

Warburg Pincus Fixed Income Funds
Notes to Financial Statements (cont'd)
October 31, 1999
-------------------------------------------------------------------------------

7. Capital Share Transactions -- (cont'd)

Transactions in classes of each Fund were as follows:


                                                               Intermediate Government Fund
                                                  ---------------------------------------------------------
                                                          Common Class                   Advisor Class
                                                  ------------------------------     ----------------------
                                                         For the Year Ended           For the Year Ended
                                                           October 31,                    October 31,
                                                  ------------------------------     ----------------------
                                                      1999              1998            1999         1998
                                                  ------------      ------------     ---------      -------
Shares sold                                          6,866,626         7,804,541         1,181          861
Shares issued to shareholders on reinvestment
  of dividends and distributions                       360,109           252,353            81           33
Shares redeemed                                     (8,973,318)       (5,334,372)         (312)         (20)
                                                  ------------      ------------      --------      -------
Net increase (decrease) in shares outstanding       (1,746,583         2,722,522           950          874
                                                  ============      ============      ========      =======
Proceeds from sale of shares                      $ 68,853,863      $ 79,566,141      $ 11,765      $ 8,731
Reinvested dividends and distributions               3,611,795         2,563,729           803          336
Net asset value of shares redeemed                 (89,905,584)      (54,237,972)       (3,147)        (202)
                                                  ------------      ------------      --------      -------
Net increase (decrease) from capital
  share transactions                              $(17,439,926)     $ 27,891,898      $  9,421      $ 8,865
                                                  ============      ============      ========      =======

                                                                  New York Municipal Fund
                                                  ---------------------------------------------------------
                                                          Common Class                   Advisor Class
                                                  ------------------------------     ----------------------
                                                         For the Year Ended           For the Year Ended
                                                           October 31,                    October 31,
                                                  ------------------------------     ----------------------
                                                      1999              1998            1999         1998
                                                  ------------      ------------     ---------     --------
Shares sold                                          5,216,327         4,761,389          0            0
Shares issued to shareholders on reinvestment
  of dividends and distributions                       392,124           334,796          0            0
Shares redeemed                                     (7,392,453)       (3,553,241)       (16)           0
                                                  ------------      ------------      -----           --
Net increase (decrease) in shares outstanding       (1,784,002)        1,542,944        (16)           0
                                                  ============      ============      =====           ==
Proceeds from sale of shares                      $ 54,393,636      $ 49,747,129          0           $0
Reinvested dividends and distributions               4,058,953         3,489,600          0            4
Net asset value of shares redeemed                 (76,643,566)      (37,058,061)      (165)           0
                                                  ------------      ------------      -----           --
Net increase (decrease) from capital
  share transactions                              $(18,190,977)     $ 16,178,668      $(165)          $4
                                                  ============      ============      =====           ==

Warburg Pincus Fixed Income Funds
Notes to Financial Statements (cont'd)
October 31, 1999
-------------------------------------------------------------------------------

7. Capital Share Transactions -- (cont'd)


                                                                         Fixed Income Fund
                                                  ------------------------------------------------------------
                                                          Common Class                   Advisor Class
                                                  ------------------------------     -------------------------
                                                         For the Year Ended             For the Year Ended
                                                           October 31,                      October 31,
                                                  ------------------------------     -------------------------
                                                      1999              1998            1999          1998
                                                  -------------    -------------     -----------   -----------
Shares sold                                          18,227,693       26,398,769         439,586       100,566
Shares issued to shareholders on reinvestment
  of dividends and distributions                      2,122,951        1,946,842          21,355        21,378
Shares redeemed                                     (21,257,886)     (13,107,841)        (65,295)     (208,103)
                                                  -------------    -------------     -----------   -----------
Net increase (decrease) in shares outstanding          (907,242)      15,237,770         395,646       (86,159)
                                                  =============    =============     ===========   ===========
Proceeds from sale of shares                      $ 185,177,834    $ 274,574,003     $ 4,390,502   $ 1,043,897
Reinvested dividends and distributions               21,509,897       20,199,526         215,485       221,585
Net asset value of shares redeemed                 (215,896,103)    (136,202,146)       (657,513)   (2,159,507)
                                                  -------------    -------------     -----------   -----------
Net increase (decrease) from capital
  share transactions                              $  (9,208,372)   $ 158,571,383     $ 3,948,474   $  (894,025)
                                                  =============    =============     ===========   ===========

                                                                       Global Fixed Income Fund
                                                  -----------------------------------------------------------------
                                                          Common Class                      Advisor Class
                                                  -------------------------------    ------------------------------
                                                         For the Year Ended                For the Year Ended
                                                           October 31,                         October 31,
                                                  -------------------------------    ------------------------------
                                                      1999              1998              1999            1998
                                                  ------------      -------------    -----------        -----------
Shares sold                                          7,349,863          9,874,066            6,616          157,868
Shares issued to shareholders on reinvestment
  of dividends                                         712,944          1,031,287           14,067           52,605
Shares redeemed                                     (9,371,367)       (14,237,226)        (630,756)        (413,879)
                                                  ------------      -------------      -----------      -----------
Net decrease in shares outstanding                  (1,308,560)        (3,331,873)        (610,073)        (203,406)
                                                  ============      =============      ===========      ===========
Proceeds from sale of shares                      $ 77,695,811      $ 103,490,118      $    69,749      $ 1,658,613
Reinvested dividends                                 7,433,475         10,706,804          148,402          545,336
Net asset value of shares redeemed                 (98,813,056)      (149,374,012)      (6,705,155)      (4,279,669)
                                                  ------------      -------------      -----------      -----------
Net decrease from capital
  share transactions                              $(13,683,770)     $ (35,177,090)     $(6,487,004)     $(2,075,720)
                                                  ============      =============      ===========      ===========

Warburg Pincus Fixed Income Funds
Notes to Financial Statements (cont'd)
October 31, 1999
-------------------------------------------------------------------------------

8. Liabilities

     At October 31, 1999, each Fund had the following liabilities:

                                       Intermediate        New York         Fixed       Global Fixed
                                     Government Fund    Municipal Fund   Income Fund    Income Fund
                                     ---------------    --------------   -----------    -----------
Payable for securities purchased         $      0         $1,964,764       $      0     $1,576,574
Investment advisory fee payable            17,214              8,023        108,347         50,898
Administrative services fees payable        4,881              7,327         34,093         11,452
Payable for fund shares redeemed          551,894            660,771        418,170        226,460
Distributions payable                      39,784             41,300        254,263              0

9. Net Assets

     At October 31, 1999, capital contributions, undistributed net investment income, accumulated net realized gain (loss) from security transactions and current period distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions. The Intermediate Government Fund, New York Municipal Fund and the Fixed Income Fund reclassified $(720), $(210) and $(43,602) respectively from accumulated net realized gain (loss) from security transactions to capital contributed. The Fixed Income Fund reclassified $(783) and $(103,373) from undistributed net investment income to capital contributed and accumulated net realized gain (loss) from security transactions respectively. The Global Fixed Income Fund reclassified $2,918,869 from accumulated net realized gain on foreign currency related items to undistributed net investment income.

     Net Assets at October 31, 1999 consisted of the following:

                                             Intermediate       New York            Fixed           Global Fixed
                                           Government Fund   Municipal Fund      Income Fund         Income Fund
                                            ------------      ------------      -------------      -------------
Capital contributed, net                    $ 58,384,407      $ 84,750,816      $ 414,100,525      $ 149,724,387
Undistributed net investment income                    0                 0             62,993          2,605,936
Accumulated net realized loss from
  security transactions                         (773,905)         (383,534)        (2,083,523)       (13,691,198)
Net unrealized depreciation
  from investments and foreign currency
  related items                                 (965,251)         (433,359)       (11,829,992)        (3,243,419)
                                            ------------      ------------      -------------      -------------
Net assets                                  $ 56,645,251      $ 83,933,923      $ 400,250,003      $ 135,395,706
                                            ============      ============      =============      =============

10. Capital Loss Carryover

     At October 31, 1999, capital loss carryovers available to offset possible future capital gains of each Fund were as follows:

                                    Capital Loss Carryover Expires in
                             --------------------------------------------------    Total Capital
Fund                           2002        2003          2006           2007      Loss Carryover
----                         -------     --------     ----------     ----------   --------------
Intermediate Government     $      0     $      0     $        0     $  726,633     $   726,633
New York Municipal                 0            0              0        383,534         383,534
Fixed Income                       0            0              0      1,970,328       1,970,328
Global Fixed Income          517,856      329,870      6,945,772      5,824,681      13,618,179

Warburg Pincus Fixed Income Funds
Notes to Financial Statements (cont'd)
October 31, 1999
-------------------------------------------------------------------------------

11. Other Financial Highlights

     Each Fund (other than the New York Municipal Fund) currently offers one other class of shares, the Advisor Class shares, representing equal pro rata interests in each of the respective Funds. The financial highlights for an Advisor Class share of each Fund are as follows:

                                                           Intermediate Maturity Government Fund
                                                           -------------------------------------
                                                                       Advisor Class
                                                           -------------------------------------
                                                              For the Year Ended October 31,
                                                           -------------------------------------
PERIOD ENDED:                                               1999            1998          1997**
                                                           ------          ------         ------
Per-share data
Net asset value, beginning of period                       $10.38          $10.06         $ 9.95
                                                           ------          ------         ------
Investment activities:
  Net investment income                                      0.51            0.53           0.11
  Net gains (losses) on investments and foreign
    currency related items (both realized and unrealized)   (0.55)           0.32           0.11
                                                           ------          ------         ------
      Total from investment activities                      (0.04)           0.85           0.22
                                                           ------          ------         ------
Less Dividends and Distributions:
  Dividends from net investment income                      (0.51)          (0.53)         (0.11)
  Distributions from realized capital gains                 (0.05)           0.00           0.00
  Distributions in excess of realized capital gains         (0.01)           0.00           0.00
                                                           ------          ------         ------
      Total dividends and distributions                     (0.57)          (0.53)         (0.11)
                                                           ------          ------         ------
Net asset value, end of period                             $ 9.77          $10.38         $10.06
                                                           ======          ======         ======
Total return                                                (0.39)%          8.99%          2.22%+

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)                      $20             $12             $2
    Ratio of expenses to average net assets                  0.86%@          0.85%@         0.85%*@
    Ratio of net loss to average net assets                  5.08%           5.28%          5.62%*
    Decrease reflected in above operating expense ratios
      due to waivers/reimbursements                          0.30%           3.30%          0.00%*
Portfolio turnover rate                                     91.13%         133.98%        104.34%+

--------------------
   Non-annualized.
*  Annualized.
** For the period August 15, 1997 (Commencement of Operations) through October
   31, 1997.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' expense ratio by .01%, .00%, and .00% for the years or period ended October 31, 1999, 1998, and 1997, respectively. The Advisor Class shares' operating expense ratio after reflecting these arrangements was .85% for the years or period ended October 31, 1999, 1998, and 1997, respectively.

Warburg Pincus Fixed Income Funds
Notes to Financial Statements (cont'd)
October 31, 1999
-------------------------------------------------------------------------------

11. Other Financial Highlights -- (cont'd)

                                                                              Fixed Income Fund
                                                               --------------------------------------------------
                                                                                 Advisor Class
                                                               --------------------------------------------------
                                                                         For the Year Ended October 31,
                                                               --------------------------------------------------
PERIOD ENDED:                                                   1999             1998          1997        1996**
                                                               ------           ------        ------       ------
Per-share data
Net asset value, beginning of period                           $10.41           $10.43        $10.10       $ 9.90
                                                               ------           ------        ------       ------
Investment activities:
  Net investment income                                          0.54             0.56          0.60         0.19
  Net gains (losses) on investments and foreign currency
    related items (both realized and unrealized)                (0.48)            0.07          0.33         0.20
                                                               ------           ------        ------       ------
      Total from investment activities                           0.06             0.63          0.93         0.39
                                                               ------           ------        ------       ------
Less Dividends and Distributions:
  Dividends from net investment income                          (0.54)           (0.56)        (0.60)       (0.19)
  Distributions from realized capital gains                     (0.04)           (0.09)         0.00         0.00
                                                               ------           ------        ------       ------
      Total dividends and distributions                         (0.58)           (0.65)        (0.60)       (0.19)
                                                               ------           ------        ------       ------
Net asset value, end of period                                 $ 9.89           $10.41        $10.43       $10.10
                                                               ======           ======        ======       ======
Total return                                                     0.67%            6.21%         9.51%        3.93%+

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)                       $6,817           $3,058        $3,963       $  911
    Ratio of expenses to average net assets                      1.01%@           1.00%@        1.00%@       1.00%*@
    Ratio of net income to average net assets                    5.38%            5.40%         5.62%        5.85%*
    Decrease reflected in above operating ratios
      due to waivers/reimbursements                              0.05%            0.04%         0.08%        0.11%*
Portfolio turnover rate                                        144.02%          124.04%       129.06%      194.23%+

------------------
+  Non-annualized.
*  Annualized.
** For the period July 3, 1996 (Commencement of Operations) through October 31,
   1996.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' expense ratio by .01%, .00%, .00%, and .00% for the years or period ended October 31, 1999, 1998, 1997, and 1996, respectively. The Advisor Class shares' operating expense ratio after reflecting these arrangements was 1.00% for the years or period ended October 31, 1999, 1998, 1997, and 1996, respectively.

Warburg Pincus Fixed Income Funds
Notes to Financial Statements (cont'd)
October 31, 1999
-------------------------------------------------------------------------------

11. Other Financial Highlights -- (cont'd)

                                                                            Global Fixed Income Fund
                                                               --------------------------------------------------
                                                                                 Advisor Class
                                                               --------------------------------------------------
                                                                         For the Year Ended October 31,
                                                               --------------------------------------------------
PERIOD ENDED:                                                   1999             1998          1997        1996**
                                                               ------           ------        ------       ------
Per-share data
Net asset value, beginning of period                           $10.57           $10.90        $11.17       $10.90
                                                               ------           ------        ------       ------
Investment activities:
  Net investment income                                          0.44(a)          0.37          0.41         0.10
  Net gains (losses) on investments and foreign currency
    related items (both realized and unrealized)                (0.29)           (0.02)         0.15         0.27
                                                               ------           ------        ------       ------
      Total from investment activities                           0.15             0.35          0.56         0.37
                                                               ------           ------        ------       ------
Less Dividends and Distributions:
  Dividends from net investment income                          (0.00)           (0.68)        (0.29)       (0.10)
  Dividends in excess of net investment income                  (0.24)            0.00          0.00         0.00
  Distributions from realized capital gains                      0.00             0.00         (0.54)        0.00
                                                               ------           ------        ------       ------
      Total dividends and distributions                         (0.24)           (0.68)        (0.83)       (0.10)
                                                               ------           ------        ------       ------
Net asset value, end of period                                 $10.48           $10.57        $10.90       $11.17
                                                               ======           ======        ======       ======
Total return                                                     1.41%            3.51%         5.18%        3.41%+

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)                          $69           $6,518        $8,935          $39
    Ratio of expenses to average net assets                      1.45%@           1.45%@        1.45%@       1.45%*@
    Ratio of net income to average net assets                    4.14%            4.75%         4.76%        5.69%*
    Decrease reflected in above operating expense
      ratios due to waviers/reimbursements                       0.49%            0.37%         0.33%        0.21%*
Portfolio turnover rate                                        365.02%          233.73%       202.92%      123.90%+

--------------

(a) Per share information is calculated using the average outstanding shares method.
+   Non-annualized.
*   Annualized.
**  For the period August 12, 1996 (Commencement of Operations) through
    October 31, 1996.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Advisor Class shares' expense ratio.

Warburg Pincus Fixed Income Funds
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Warburg, Pincus Intermediate Maturity Government Fund, Inc.;
Warburg, Pincus New York Intermediate Municipal Fund, Inc.;
Warburg, Pincus Fixed Income Fund, Inc.; and
Warburg, Pincus Global Fixed Income Fund, Inc.;

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Warburg, Pincus Intermediate Maturity Government Fund, Inc., Warburg, Pincus New York Intermediate Municipal Fund, Inc., Warburg, Pincus Fixed Income Fund, Inc. and Warburg, Pincus Global Fixed Income Fund, Inc. (all funds collectively referred to as the "Funds") at October 31, 1999, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 10, 1999

                                 ANNUAL REPORT

                                October 31, 1999

              WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND
              WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND
                        WARBURG PINCUS FIXED INCOME FUND
                    WARBURG PINCUS GLOBAL FIXED INCOME FUND

                          Shareholder Meeting Results

A special meeting of shareholders of each Fund was held on May 21, 1999. At the special meeting, the following persons were elected as directors of each Fund, constituting the entire Board of Directors: Richard H. Francis, Jack W. Fritz, Jeffrey E. Garten, James S. Pasman, Jr., William W. Priest, Steven N. Rappaport, Arnold M. Reichman and Alexander B. Trowbridge.

In addition, shareholders of each Fund voted on the following matters:

Proposal 1:     Approval of a new investment advisory agreement
                between each Fund and Credit Suisse Asset
                Management, LLC.

Proposal 2:     Ratification of the selection of
                PricewaterhouseCoopers
                LLP as the independent accountants for each of
                the Funds for the fiscal year ending October 31,
                1999.

The voting results for each Fund were as follows:

Election of Directors:

 |INTERMEDIATE MATURITY GOVERNMENT         FOR         |      WITHHELD       |
 |Richard H. Francis                 4,350,340.6926    |     19,616.1655     |
 |Jack W. Fritz                      4,351,002.6926    |     18,954.1655     |
 |Jeffrey E. Garten                  4,350,340.6926    |     19,616.1655     |
 |James S. Pasman, Jr.               4,350,340.6926    |     19,616.1655     |
 |William W. Priest                  4,351,002.6926    |     18,954.1655     |
 |Steven N. Rappaport                4,351,002.6926    |     18,954.1655     |
 |Arnold M. Reichman                 4,350,340.6926    |     19,616.1655     |
 |Alexander B. Trowbridge            4,351,002.6926    |     18,954.1655     |

 |NEW YORK INTERMEDIATE MUNICIPAL          FOR         |      WITHHELD       |
 |Richard H. Francis                 6,808,728.1843    |     70,276.3567     |
 |Jack W. Fritz                      6,808,966.0863    |     70,038.4547     |
 |Jeffrey E. Garten                  6,815,238.3093    |     63,766.2317     |
 |James S. Pasman, Jr.               6,813,336.1613    |     65,668.3797     |
 |William W. Priest                  6,808,728.1843    |     70,276.3567     |
 |Steven N. Rappaport                6,810,897.1843    |     68,107.3567     |
 |Arnold M. Reichman                 6,813,336.1613    |     65,668.3797     |
 |Alexander B. Trowbridge            6,810,897.1843    |     68,107.3567     |

 |FIXED INCOME                             FOR         |      WITHHELD       |
 |Richard H. Francis                 25,969,361.5729   |    218,661.7336     |
 |Jack W. Fritz                      25,980,896.7229   |    207,126.5836     |
 |Jeffrey E. Garten                  25,994,768.7679   |    193,254.5386     |
 |James S. Pasman, Jr.               25,972,380.5069   |    215,642.7996     |
 |William W. Priest                  25,995,235.5069   |    192,787.7996     |
 |Steven N. Rappaport                25,988,362.3949   |    199,660.9116     |
 |Arnold M. Reichman                 26,008,117.1329   |    179,906.1736     |
 |Alexander B. Trowbridge            25,983,009.9769   |    205,013.3296     |

 |GLOBAL FIXED INCOME                      FOR         |      WITHHELD       |
 |Richard H. Francis                 11,679,337.2769   |    121,797.0966     |
 |Jack W. Fritz                      11,691,722.7339   |    109,411.6396     |
 |Jeffrey E. Garten                  11,684,332.3009   |    116,802.0726     |
 |James S. Pasman, Jr.               11,688,975.3169   |    112,159.0566     |
 |William W. Priest                  11,690,302.6479   |    110,831.7256     |
 |Steven N. Rappaport                11,688,520.4409   |    112,613.9326     |
 |Arnold M. Reichman                 11,690,643.2289   |    110,491.1446     |
 |Alexander B. Trowbridge            11,690,345.1049   |    110,789.2686     |

Proposal 1:

                        |  INTERMEDIATE  |    NEW YORK    |                 |                 |
                        |    MATURITY    |  INTERMEDIATE  |                 |  GLOBAL FIXED   |
                        |   GOVERNMENT   |   MUNICIPAL    |  FIXED INCOME   |     INCOME      |
                          --------------   --------------   ---------------   ---------------
                        |  TOTAL NUMBER  |  TOTAL NUMBER  |  TOTAL NUMBER   |  TOTAL NUMBER   |
                        |    OF VOTES    |    OF VOTES    |    OF VOTES     |    OF VOTES     |
  Approve               | 4,296,352.6852 | 6,743,833.4568 | 25,253,985.4464 | 11,479,613.6442 |
  Disapprove            |    20,675.6472 |    15,482.7407 |    421,191.6385 |    121,583.8652 |
  Abstain               |    52,928.5257 |   119,688.3435 |    512,846.2216 |    199,936.8641 |

Proposal 2:

                        |  INTERMEDIATE  |    NEW YORK    |                 |                 |
                        |    MATURITY    |  INTERMEDIATE  |                 |  GLOBAL FIXED   |
                        |   GOVERNMENT   |   MUNICIPAL    |  FIXED INCOME   |     INCOME      |
                          --------------   --------------   ---------------   ---------------
                        |  TOTAL NUMBER  |  TOTAL NUMBER  |  TOTAL NUMBER   |  TOTAL NUMBER   |
                        |    OF VOTES    |    OF VOTES    |    OF VOTES     |    OF VOTES     |
  Approve               | 4,347,244.6666 | 6,846,128.9558 | 25,693,965.1733 | 11,649,048.9785 |
  Disapprove            |     7,486.0786 |     3,386.2965 |    279,360.8137 |     58,643.6974 |
  Abstain               |    15,226.1129 |    29,489.2887 |    214,697.3195 |     93,441.6976 |

Warburg Pincus Fixed Income Funds
Shareholder Tax Information (Unaudited)
-------------------------------------------------------------------------------

     Each Fund is required by Subchapter M of the Code, to advise its shareholders within 60 days of each Fund's fiscal year end as to the U.S. federal tax status distributions received by the Fund's shareholders in respect of such fiscal year. During the fiscal year ended October 31, 1999, the following dividends and distributions per share were paid by each of the Funds:

                                        Ordinary      Long-term       % of Ordinary Income Dividend
                                          Income     Capital Gains           Qualifying for
Fund                                    Per Share      Per Share       Dividends Received Deduction*
----                                    ---------    -------------    ------------------------------
                                                                                   1998
                                                                                  ------
Payment dates                           Month End      12/31/98
-------------                           ---------      --------
Intermediate Maturity Government                                                   0.00
  Common Shares                           $0.1333       $0.0179
  Advisor Shares                           0.1290        0.0179
New York Intermediate Municipal**                                                  0.00
  Common Shares                            0.0705        0.0596
Fixed Income                                                                       1.99
  Common Shares                            0.1356        0.0000
  Advisor Shares                           0.1313        0.0000

Payment date                              12/04/98      12/04/98
----------------                          --------      --------
Global Fixed Income                                                                1.84
  Common Shares                           $0.3003       $0.0000
  Advisor Shares                           0.2409        0.0000


     The above information was provided to calendar year taxpayers on Form 1099-DIV mailed in January of 1999.

                                        Ordinary         % of Ordinary Income Dividend
                                          Income                Qualifying for
Fund                                    Per Share         Dividends Received Deduction*
----                                    ---------        ------------------------------
                                                                      1999
                                                                     ------
Payment dates                           Month End
-------------                           ---------
Intermediate Maturity Government                                      0.00
  Common Shares                           0.4426
  Advisor Shares                          0.4225
New York Intermediate Municipal**                                     0.00
  Common Shares                           0.3465
Fixed Income                                                          3.47
  Common Shares                           0.4783
  Advisor Shares                          0.4571

Payment dates                   03/31/99, 06/30/99, 09/30/99
-------------                   ----------------------------
Global Fixed Income                                                   2.30
  Common Shares                           $0.3000
  Advisor Shares                           0.0000


Warburg Pincus Fixed Income Funds
Shareholder Tax Information (Unaudited)(cont'd)
-------------------------------------------------------------------------------

     Because the fiscal year of the Funds is not a calendar year, another notification will be sent with respect to calendar year 1999. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2000.

------------------
*   Available to Corporate Shareholders only.
** 100% of the dividends paid by this Fund were exempt-interest dividends for the purposes of federal income tax.

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CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR       WPBDF-2-1099